As filed with the Securities and Exchange Commission on February 28, 2018

Registration Nos. 333-119022; 811-21634

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 52	☒

and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 54	☒

Access One Trust

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000E

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copies to:

Michael L. Sapir

ProFund Advisors LLC

7501 Wisconsin Avenue, Suite 1000E

Bethesda, MD 20814

(Name and Address of Agent for Service)

With copy to:

John Loder, Esq. c/o Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600	Richard F. Morris ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☒               immediately upon filing pursuant to paragraph (b)

☐                 on (date) pursuant to paragraph (b)

☐                 60 days after filing pursuant to paragraph (a)(1)

☐                 On (date) pursuant to paragraph (a)(1)

☐                 75 days after filing pursuant to paragraph (a)(2)

☐                 on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐                 This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus Investor and Service Class Shares

FEBRUARY 28, 2018

Access One Trust

	INVESTOR CLASS	SERVICE CLASS
Access Flex Bear High Yield FundSM	AFBIX	AFBSX
Access Flex High Yield FundSM	FYAIX	FYASX

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

3	Summary Section
4	Access Flex Bear High Yield FundSM
9	Access Flex High Yield FundSM
15	Investment Objectives, Principal Investment Strategies and Related Risks
21	Fund Management
23	General Information
29	Shareholder Services Guide
39	Financial Highlights

Summary Section

4 :: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

Important Information About the Fund

If Access Flex Bear High Yield Fund (the "Fund") is successful in meeting its objective, its net asset value should generally lose value as the high yield market (i.e., U.S. corporate high yield debt market) is rallying (gaining value). Conversely, its net asset value should generally increase in value as the high yield market is falling (losing value). These results are generally opposite those of most traditional high yield mutual funds.

Investment Objective

The Fund seeks to provide investment results that correspond generally to the inverse of the total return of the high yield market consistent with maintaining reasonable liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	3.43%	3.43%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	4.18%	5.18%
Fee Waivers/Reimbursements*	-2.40%	-2.40%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements*	1.78%	2.78%

*  ProFund Advisors LLC ("ProFund Advisors") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through February 28, 2019. After that date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$1,051	$1,935	$4,210
Service Class	$281	$1,338	$2,391	$5,008

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund's portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund is actively managed and seeks to achieve positive returns that are not directly correlated to any particular fixed income index. The Fund invests primarily in derivatives, money market instruments and U.S. Treasury obligations that ProFund Advisors believes, in combination, should provide investment results that correspond to the inverse of the high yield market consistent with maintaining reasonable liquidity. The Fund uses the Markit iBoxx $ Liquid High Yield Index as a performance benchmark only, and does not seek to track its performance.

>  Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds ("ETFs")), currencies, interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt securities in order to gain inverse exposure to the high yield market. These derivatives principally include:

•  Credit Default Swaps ("CDS") — As a substitute for shorting bonds in order to gain inverse credit exposure to the high yield market, the Fund intends to invest in centrally cleared, index-based CDS. CDS provide exposure to the credit of one or more debt issuers referred to as "reference entities." These instruments are designed to reflect changes in credit quality, including events of default. CDS are most commonly discussed in terms of buying or selling credit protection with respect to a reference entity. Because the Fund seeks to provide short exposure to credit, it will generally be a net buyer of credit protection with respect to North American high yield debt issuers. Buying credit protection is equivalent to being "short" credit. Index-based CDS provide credit exposure, through a single trade, to a basket of reference entities. A variety of high yield, index-based CDS with different characteristics are currently available in the marketplace with new issuances occurring periodically. Issuances typically vary in terms of underlying reference entities and maturity and, thus, can have significant differences in performance over time. The Fund intends to typically invest in new issuances of 5.25 year maturity North American high yield, index-based CDS, which are issued every six months on a 100-name basket, which names vary from issue to issue.

FUND NUMBERS :: Investor Class AFBIX :: Service Class AFBSX :: Access Flex Bear High Yield Fund :: 5

•  U.S. Treasury Futures Contracts — The Fund intends to invest in short U.S. Treasury futures contracts in order to obtain inverse exposure to interest rates, similar to the inverse interest rate exposure that would be present when shorting high yield bonds but is not present in CDS. U.S. Treasury futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of U.S. Treasury at a specified time and place or, alternatively, may call for cash settlement. The Fund will generally sell U.S. Treasury futures contracts as a substitute for a comparable market position in U.S. Treasury notes.

>  Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•  U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•  Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

The Fund seeks to maintain inverse exposure to the high yield market regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of periods favorable for the high yield market (which would generally be adverse market conditions for this Fund). There is no assurance that the Fund will achieve its investment objective.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the back of the Fund's Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk and liquidity risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

Credit Default Swaps (CDS) Risk — The Fund will normally be a net buyer of credit protection on North American high yield debt issuers through index-based CDS. Upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Fund intends, as practicable, to obtain initial exposure primarily through centrally cleared CDS, an active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions.

Compounding Risk — In the course of managing the Fund's investments, ProFund Advisors will need to periodically adjust the Fund's holdings in order to maintain investment exposure approximately equivalent to the Fund's assets. This process entails obtaining additional inverse exposure as the Fund experiences gains, and reducing inverse exposure as the Fund experiences losses. The higher the volatility is in the credit markets, the more such rebalancing can adversely affect the Fund's performance.

Counterparty Risk — While the instruments the Fund will use are expected to be centrally cleared, the Fund will still be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Active Management Risk — The performance of actively managed funds reflects, in part, the ability of ProFund Advisors to select investments and make investment decisions that are suited to achieving the Fund's investment objective. ProFund Advisors' judgments about the Fund's investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

Debt Instrument Risk — The Fund invests in, or seeks exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds at lower interest rates. These factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities

6 :: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. While the realization of certain of these risks may benefit the Fund because the Fund seeks investments results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed Income and Market Risk — The U.S. Treasury markets can be volatile, and the value of securities swaps, futures and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to periods of high volatility and reduced liquidity in the fixed income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors. As a fund seeking investment results that correspond to the inverse of the high yield market, the Fund's performance will generally decrease when the high yield market gains value.

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund's ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer's security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund's performance. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Currently, interest rates are at near-historically low levels. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. Since the Fund seeks investment results that correspond to the inverse of the high yield market, the Fund's performance will generally be more favorable when interest rates rise and less favorable when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the high yield market gains value and make money when the high yield market loses value — results that are the opposite of the results of investing in traditional high yield mutual funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the total return of the high yield market.

Non-Diversification Risk — The Fund is classified as "non-diversified" under the Investment Company Act of 1940 ("1940 Act"), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund's performance. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a "regulated investment company" ("RIC") accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

FUND NUMBERS :: Investor Class AFBIX :: Service Class AFBSX :: Access Flex Bear High Yield Fund :: 7

Portfolio Turnover Risk — The Fund's strategy typically involves high portfolio turnover to manage the Fund's investment exposure. Additionally, active trading of the Fund's shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or "short" exposure through financial instruments, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund's return, result in a loss, have the effect of limiting the Fund's ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund's ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payment on the Fund's short positions will negatively impact the Fund.

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, the bond markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the performance of the Fund's NAV may vary, perhaps significantly, from the performance of the high yield market.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the back of the Fund's Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund's investment results for Investor Class shares have varied from year to year, and the table shows how the Fund's average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund's results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2009): 13.14%;

Worst Quarter (ended 9/30/2009): -12.18%.

The year-to-date return as of the most recent quarter, which ended December 31, 2017, was -4.51%.

Average Annual Total Returns

As of December 31, 2017

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				4/27/05
– Before Taxes	-4.51%	-9.34%	-11.66%
– After Taxes on Distribution	-4.51%	-9.34%	-11.66%
– After Taxes on Distribution and Sale of Shares	-2.55%	-6.76%	-7.50%
Service Class Shares	-4.90%	-10.13%	-12.51%	4/27/05
JPMorgan Domestic High Yield Index#	7.59%	6.10%	8.26%
Markit iBoxx $ Liquid High Yield Index#*	6.34%	4.73%	6.55%

#  Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

*  As of January 1, 2018 the Fund's performance benchmark changed from the JPMorgan Domestic High Yield Index to the Markit iBoxx $ Liquid High Yield Index. This change was made in order to better match the Fund's performance benchmark to its Investment Objective.

8 :: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund's shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2005 and August 2016, respectively.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>  $5,000 for accounts that list a financial professional.

>  $15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-advantaged arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary's website for more information.

FUND NUMBERS :: Investor Class FYAIX :: Service Class FYASX :: Access Flex High Yield Fund :: 9

Important Information About the Fund

If Access Flex High Yield Fund (the "Fund") is successful in meeting its objective, its net asset value should generally gain value as the high yield market (i.e., U.S. corporate high yield debt market) is rallying (gaining value). Conversely, its net asset value should generally decrease in value as the high yield market is falling (losing value).

Investment Objective

The Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.06%	1.06%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.81%	2.81%
Fee Waivers/Reimbursements*	-0.03%	-0.03%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements*	1.78%	2.78%

*  ProFund Advisors LLC ("ProFund Advisors") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through February 28, 2019. After that date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$567	$977	$2,124
Service Class	$281	$868	$1,481	$3,136

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's annual portfolio turnover rate was 1,517% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund's portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund is actively managed and seeks to achieve positive returns that are not directly correlated to any particular fixed income index. The Fund invests primarily in derivatives, money market instruments and U.S. Treasury obligations that ProFund Advisors believes, in combination, should provide investment results that correspond to the high yield market consistent with maintaining reasonable liquidity. The Fund uses the Markit iBoxx $ Liquid High Yield Index as a performance benchmark only, and does not seek to track its performance.

>  Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds ("ETFs")), currencies, interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in debt securities in order to gain exposure to the high yield market. These derivatives principally include:

•  Credit Default Swaps ("CDS") — As a substitute for investing directly in bonds in order to gain credit exposure to the high yield market, the Fund intends to invest in centrally cleared, index-based CDS. CDS provide exposure to the credit of one or more debt issuers referred to as "reference entities." These instruments are designed to reflect changes in credit quality, including events of default. CDS are most commonly discussed in terms of buying or selling credit protection with respect to a reference entity. Because the Fund seeks to provide long exposure to credit, it will generally be a net seller of credit protection with respect to North American high yield debt issuers. Selling credit protection is equivalent to being "long" credit. Index-based CDS provide credit exposure, through a single trade, to a basket of reference entities. A variety of high yield, index-based CDS with different characteristics are currently available in the marketplace with new issuances occurring periodically. Issuances typically vary in terms of underlying reference entities and maturity and, thus, can have significant differences in performance over time. The Fund intends to typically invest in new issuances of 5.25 year maturity North American high yield, index-based CDS, which are issued every six months on a 100-name basket, which names vary from issue to issue.

•  U.S. Treasury Futures Contracts — The Fund intends to invest in U.S. Treasury futures contracts in order to obtain interest rate exposure similar to the interest rate exposure that is present in high yield bonds but is not present in CDS.

10 :: Access Flex High Yield Fund :: TICKERS :: Investor Class FYAIX :: Service Class FYASX

U.S. Treasury futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of U.S. Treasury at a specified time and place or, alternatively, may call for cash settlement. The Fund will generally purchase U.S. Treasury futures contracts as a substitute for a comparable market position in U.S. Treasury notes.

>  Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•  U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•  Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

>  U.S. Treasury Obligations — The Fund invests in obligations of the U.S. Department of the Treasury ("U.S. Treasury"), including Treasury bills and notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements fully collateralized by U.S. Treasury securities. Theses debt securities carry different interest rates, maturities and issue dates.

The Fund seeks to maintain exposure to the high yield market regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of an adverse climate for the high yield market. There is no assurance that the Fund will achieve its investment objective.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the back of the Fund's Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk and liquidity risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

Credit Default Swaps (CDS) Risk — The Fund will normally be a net seller of credit protection on North American high yield debt issuers through index-based CDS. Upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Fund intends, as practicable, to obtain initial exposure primarily through centrally cleared CDS, an active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions.

Counterparty Risk — While the instruments the Fund will use are expected to be centrally cleared, the Fund will still be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Active Management Risk — The performance of actively managed funds reflects, in part, the ability of ProFund Advisors to select investments and make investment decisions that are suited to achieving the Fund's investment objective. ProFund Advisors' judgments about the Fund's investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

Debt Instrument Risk — The Fund invests in, or seeks exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds at lower interest rates. These factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its

FUND NUMBERS :: Investor Class FYAIX :: Service Class FYASX :: Access Flex High Yield Fund :: 11

financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed Income and Market Risk — The U.S. Treasury market can be volatile, and the value of securities, swaps, futures and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to periods of high volatility and reduced liquidity in the fixed income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors.

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund's ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer's security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund's performance.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Currently, interest rates are at near-historically low levels. Thus, the Fund potentially faces a heightened level of interest rate risk should interest rates rise. Commonly, investments subject to interest rate risk, such as the Fund's CDS investments, will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation with the total return of the high yield market.

Non-Diversification Risk — The Fund is classified as "non-diversified" under the Investment Company Act of 1940 ("1940 Act"), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund's performance. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a "regulated investment company" ("RIC") accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

Portfolio Turnover Risk — The Fund's strategy typically involves high portfolio turnover to manage the Fund's investment exposure. Additionally, active trading of the Fund's shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation

12 :: Access Flex High Yield Fund :: TICKERS :: Investor Class FYAIX :: Service Class FYASX

subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, the bond markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the performance of the Fund's NAV may vary, perhaps significantly, from the performance of the high yield market.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the back of the Fund's Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund's investment results for Investor Class shares have varied from year to year, and the table shows how the Fund's average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund's results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 13.71%;

Worst Quarter (ended 3/31/2009): -15.59%.

The year-to-date return as of the most recent quarter, which ended December 31, 2017, was 5.35%.

Average Annual Total Returns

As of December 31, 2017

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				12/17/04
– Before Taxes	5.35%	5.01%	6.33%
– After Taxes on Distribution	3.32%	3.09%	4.42%
– After Taxes on Distribution and Sale of Shares	3.00%	2.95%	4.08%
Service Class Shares	4.33%	3.98%	5.30%	12/17/04
JPMorgan Domestic High Yield Index#	7.59%	6.10%	8.26%
Markit iBoxx $ Liquid High Yield Index#*	6.34%	4.73%	6.55%

#  Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

*  As of January 1, 2018 the Fund's performance benchmark changed from the JPMorgan Domestic High Yield Index to the Markit iBoxx $ Liquid High Yield Index. This change was made in order to better match the Fund's performance benchmark to its Investment Objective.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund's shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since December 2004 and August 2016, respectively.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>  $5,000 for accounts that list a financial professional.

>  $15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-advantaged arrangements. The Fund intends to distribute income, if any, at least quarterly and capital gains, if any, at least annually.

FUND NUMBERS :: Investor Class FYAIX :: Service Class FYASX :: Access Flex High Yield Fund :: 13

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary's website for more information.

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Investment Objectives,
Principal Investment Strategies and
Related Risks

16 :: Investment Objectives, Principal Investment Strategies and Related Risks

This section contains additional details about the Funds' investment objectives, principal investment strategies and related risks.

Investment Objectives

The Access Flex Bear High Yield Fund and Access Flex High Yield Fund (each a "Fund" or collectively the "Access One Funds" or "Funds") offered herein are series of the Access One Trust (the "Trust") and are designed to correspond generally to the total return, or the inverse of the total return, of the high yield market consistent with maintaining reasonable liquidity.

Each Fund's investment objective is non-fundamental, meaning it may be changed by the Board of Trustees ("Board"), without the approval of Fund shareholders.

Principal Investment Strategies

In seeking to achieve each Fund's investment objective, ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") takes into consideration, among other things, the relative liquidity of and transaction costs associated with a particular investment and industry diversification of the Fund's overall portfolio. The Advisor does not conduct fundamental analysis in managing each Fund.

Each Fund is not a traditional index fund and each Fund seeks to provide investment results that correspond to the high-yield market, or the inverse thereof, but does not attempt to replicate the performance of a specific index, including the index shown in the performance table. The investment techniques utilized are intended to maintain high correlation with, and similar aggregate characteristics to those of high yield debt securities ("junk bonds") and/or the high yield debt securities market ("high yield market"), or the inverse thereof. For example, a Fund may gain exposure to only a representative sample of securities which is intended to have aggregate characteristics similar to those of the high yield market. In addition, a Fund may obtain exposure to components not included in the high yield market or overweight or underweight certain components contained in the high yield market.

ProFund Advisors does not invest the assets of the Funds in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the high yield market without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Funds do not take temporary defensive positions.

The Funds are subject to the "names rule" (Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act")), and each Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics (i.e., high yield securities market and/or financial instruments with similar economic characteristics). For purposes of such investment policy, "assets" includes not only the amount of a Fund's net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund's books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a policy to provide investors with at least 60 days' notice prior to changes in the Funds' name policies.

Principal Risks Specific to the Funds

Like all investments, investing in the Funds entails risks. A Fund's net asset value ("NAV") will change daily based on the performance of the high yield market or security which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of securities in which a Fund invests, a Fund's level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The factors most likely to have a significant impact on a Fund's portfolio are called "principal risks." The principal risks for each Fund are described in each Fund's Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Funds may be subjected, is provided below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The Statement of Additional Information ("SAI") contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to other risks in addition to these identified as principal risks.

Risks Associated With the Use of Derivatives

Each Fund obtains investment exposure through derivatives (including investing in: swap agreements; futures contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., securities in the high yield market). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. Each of these factors may prevent the Fund from achieving its investment objective and may increase the volatility

Investment Objectives, Principal Investment Strategies and Related Risks :: 17

(i.e., fluctuations) of the Fund's returns. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

Active Investor Risk — The Funds permit short-term trading of their securities. In addition, ProFund Advisors expects a significant portion of the assets invested in the Funds to come from professional money managers and investors who use the Funds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Funds. In addition, large movements of assets into and out of the Funds may have a negative impact on a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Credit Default Swaps (CDS) Risk — While the Access Flex Bear High Yield Fund will normally be a net "buyer" of CDS and while the Access Flex High Yield Fund will normally be a net "seller" of CDS, at times the Access Flex Bear High Yield Fund may be a net "seller" and the Access Flex High Yield Fund may be a net "buyer" of CDS. When a Fund is a seller of credit protection, upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. When a Fund is a buyer of credit protection, upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Funds intend, as practicable, to obtain exposure through centrally cleared CDS, an active market may not exist for any of the CDS in which a Fund invests or in the reference entities subject to the CDS. As a result, a Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions. Because a Fund may use a single counterparty or a small number of counterparties to achieve the requisite exposure to underlying reference entities and there are no limitations on the notional amount established for the CDS, a CDS may involve many reference entities. In such cases, counterparty risk may be amplified.

Compounding Risk (Access Flex Bear High Yield Fund only) — In the course of managing the Fund's investments, ProFund Advisors will need to periodically adjust the Fund's holdings in order to maintain investment exposure approximately equivalent to the Fund's assets. This process entails obtaining additional inverse exposure as the Fund experiences gains, and reducing inverse exposure as the Fund experiences losses. The higher the volatility is in the credit markets, the more such rebalancing can adversely affect the Fund's performance.

Counterparty Risk — A Fund will invest in financial instruments involving third parties (i.e., counterparties). The use of financial instruments, such as swap agreements or futures contracts or forward contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that, either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality. These are usually only major, global financial institutions. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient, or there are delays in accessing the collateral, a Fund will be exposed to the risks described above including possible delays in recovering amounts as a result of bankruptcy proceedings. Although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant ("FCM") or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to a Fund. For example, a Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund, if the clearing organization becomes insolvent or otherwise fails to perform its obligations. Under current Commodity Futures Trading Commission ("CFTC") regulations, a FCM maintains customers' assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM's bankruptcy. In that event, in the case of futures and options on futures, the FCM's customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM's customers. In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, the Fund may not be able to achieve its inverse investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of a Fund. If the

18 :: Investment Objectives, Principal Investment Strategies and Related Risks

credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty's (or its affiliate's) insolvency, the possibility exists that a Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a "bail in").

Debt Instrument Risk — Each Fund will invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. Typically, the prices of outstanding debt instruments fall when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a Fund may be required to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. These factors may cause the value of an investment in a Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. High-yield, fixed income securities are considered to be speculative and may have a greater risk of default than other types of debt instruments. The Access Flex Bear High Yield Fund is inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as the Access Flex High Yield Fund.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed Income and Market Risk — The U.S. Treasury markets can be volatile, and the value of securities, swaps, futures, and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed income markets. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") may involve greater levels of credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer's security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect a Fund's performance. While the realization of certain of these risks may benefit the Access Flex Bear High Yield Fund because it seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because

Investment Objectives, Principal Investment Strategies and Related Risks :: 19

interest rates are at historically low levels. Thus, the Access Flex High Yield Fund currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board concluded its quantitative easing program. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Access Flex Bear High Yield Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Inverse Correlation Risk (Access Flex Bear High Yield Fund only) — Shareholders should lose money when the high yield market gains value — a result that is the opposite from the results of investing in traditional high yield mutual funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Funds invest, a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains, or from achieving a high (or inverse) correlation with the total return of the high yield market.

Non-Diversification Risk — Each Fund is classified as "non-diversified" under the 1940 Act, and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund's performance. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a "regulated investment company" ("RIC") accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

Portfolio Turnover Risk — Each Fund's strategy typically involves high portfolio turnover to manage the Fund's investment exposure. Additionally, active trading of each Fund's shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk (Access Flex Bear High Yield Fund only) — The Fund may seek inverse or "short" exposure through financial instruments such as swap agreements or futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund's return, result in a loss, have the effect of limiting the Fund's ability to obtain inverse exposure through financial instruments such as swap agreements or futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund's ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments on the Fund's short positions will negatively impact the Fund.

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, each Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see each Fund's Statement of Additional information for more information.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. See the discussion under "General Information" under "Calculating Share Prices." The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Valuation Time Risk — Each Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, the bond markets close before such time or may not be open for business on the same calendar day as the Fund. As a result, the performance of a Fund's NAV may vary, perhaps significantly, from the performance of the high yield market.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a Fund that are not principal investment strategies of a Fund unless otherwise noted in the

20 :: Investment Objectives, Principal Investment Strategies and Related Risks

Fund's description of principal strategies. Additional information about the types of investments that a Fund may make is set forth in the SAI.

>  Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

>  U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government Securities are subject to credit risk.

A Precautionary Note to Investment Companies

For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust and the Funds have obtained an exemptive order from the SEC allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with Access One Trust regarding the terms of the investment. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Regulatory Initiatives

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The regulation of derivatives in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading.

Disclosure of Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

Fund Management

22 :: Fund Management

Board of Trustees and Officers

The Funds' Board of Trustees is responsible for the general supervision of the Trust. The Trust's officers are responsible for the day-to-day operations of the Funds.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment adviser to the Funds and provides investment advice and management services to the Funds. ProFund Advisors has served as the investment adviser and management services provider since the Funds' inception. ProFund Advisors oversees the investment and reinvestment of the assets in each Fund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each Fund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the Funds is available in the Funds' annual report to shareholders dated October 31, 2017. Subject to the condition that the aggregate daily net assets of the Trust and ProFunds (ProFunds funds are not part of the Trust and are offered through a separate prospectus) be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund's annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended October 31, 2017, no Fund's annual investment advisory fee was subject to such reductions. During the year ended October 31, 2017, each Fund paid the Advisor fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Access Flex Bear High Yield Fund	0.00%
Access Flex High Yield Fund	0.75%

Portfolio Management

The following individual has responsibility for the day-to-day management of the Funds as set forth in the summary section relating to each Fund. The Portfolio Manager's business experience for the past five years is listed below. Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and his ownership of the Access One Funds and ProFunds can be found in the SAI.

Jeffrey Ploshnick, ProFund Advisors: Senior Portfolio Manager since May 2007. ProShare Advisors LLC: Senior Portfolio Manager since March 2011. ProShare Capital Management LLC: Senior Portfolio Manager since April 2011. Mr. Ploshnick is a registered associated person and an NFA associate member since April 2011.

Benjamin McAbee, ProFund Advisors LLC: Portfolio Manager since August 2016, Associate Portfolio Manager from December 2011 to August 2016 and Senior Portfolio Analyst from May 2011 to December 2011. ProShare Advisors: Portfolio Manager since August 2016, Associate Portfolio Manager from December 2011 to August 2016 and Senior Portfolio Analyst from May 2011 to December 2011. ProShares Capital Management LLC: Portfolio Manager since August 2016, Associate Portfolio Manager from December 2011 to

August 2016. Mr. McAbee is a registered associated person and an NFA associate member since December 2010.

Other Service Providers

ProFunds Distributors, Inc. (the "Distributor"), located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, acts as the distributor of Fund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. ("Citi"), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, acts as the administrator to the Funds, providing operations, compliance and administrative services. FIS Investor Services LLC ("FIS"), located at 4249 Easton Way, Suite 400, Columbus, OH 43219, acts as transfer agent for the Funds, maintaining shareholder account records for the Funds, distributing distributions payable by the Funds, and producing statements with respect to account activity for the Funds and their shareholders.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the Funds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of the Funds for such services. During the year ended October 31, 2017, each Fund paid the Advisor management services fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Access Flex Bear High Yield Fund	0.00%
Access Flex High Yield Fund	0.15%

General Information

24 :: General Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the NAV per share next determined after your transaction request is received by the transfer agent in good order (i.e., required forms are complete and, in the case of a purchase, correct payment is received). Each Fund calculates its NAV by taking the value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class' outstanding shares.

Each Fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. Routine valuation of certain derivatives is performed using procedures approved by the Board.

If market quotations are not readily available, an investment may be valued by a method that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Any such fair valuations will be conducted pursuant to Board approved fair valuation procedures. At times, a Fund may, pursuant to Board-approved procedures, write down the value of an investment or other asset to reflect, among other things, decreases in the value of the asset or decreases in the likelihood that the Fund will be able to collect on the asset. These write downs will reduce the value of the asset and, ultimately, the value of the Fund. Fair valuation procedures involve the risk that a Fund's valuation of an investment may be higher or lower than the price the investment might actually command if the Fund sold it. See the Funds' SAI for more details.

Each Fund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for any day during which the relevant bond markets are closed and the NYSE is open (currently expected to be Columbus Day and Veterans' Day).

To the extent a Fund's portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a Fund is open for business.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Washington's Birthday (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving

Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice.

Bond Market Closures: The Securities Industry and Financial Markets Association ("SIFMA") has recommended that the U.S. bond markets close on the following days in 2018 and 2019: March 30, 2018, May 28, 2018, July 4, 2018, September 3, 2018, October 8, 2018, November 12, 2018, November 22, 2018, December 25, 2018, January 1, 2019, January 21, 2019 and February 18, 2019. SIFMA may announce changes to this schedule from time to time.

Early Closes: If the exchange or market on which a Fund's underlying investments are primarily traded closes early, or if the NYSE closes early, the NAV may be calculated prior to its normal calculation time.

SIFMA has recommended that the bond markets close early at 2:00 p.m. (Eastern Time) on March 29, 2018, May 25, 2018, July 3, 2018, November 23, 2018, December 24, 2018 and December 31, 2018. SIFMA may announce changes to this schedule or other early close dates from time to time.

The NYSE will close early (1:00 p.m. Eastern Time) on the days before Independence Day and Christmas Day and on the day after Thanksgiving Day.

A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days, at times other than the normal cut-off time. See "Transaction Cut-Off Times" in the Shareholder Services Guide in this Prospectus for more details.

Form of Redemption Proceeds

You may receive redemption proceeds of your sale of shares of a Fund in a check, ACH, or federal wire transfer. The Funds typically expect that it will take one to three days following the receipt of your redemption request made in "good order" to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. Each Fund maintains a cash balance that serves as a primary source of liquidity for meeting redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. The Funds reserve the right to redeem in-kind. Each of these redemption methods may be used regularly and in stressed market conditions in conformity with applicable rules of the SEC.

Cost Basis Reporting: Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service ("IRS") with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see the Funds' website at ProFunds.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

General Information :: 25

Dividends and Distributions

At least annually, each of the Funds intends to declare and distribute to shareholders all of the year's net investment income and net realized capital gains, if any, as follows:

	Dividends		Capital Gains
Fund	Accrued	Paid	Paid
Access Flex Bear High Yield Fund	Annually	Annually	Annually
Access Flex High Yield Fund	Quarterly	Quarterly	Annually

The Funds do not announce dividend distribution dates in advance. Certain investment strategies employed by the Funds may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. The Funds may declare additional capital gains distributions during a year. A Fund will reinvest distributions in additional shares of that Fund unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House ("ACH")).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>  If a shareholder elects to receive distributions by check or wire, each Fund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another Fund regardless of amount.

>  Any dividend or distribution check, which has been returned, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the Fund from which such distribution was paid or, if the account is closed or only the Government Money Market ProFund is open, the funds will be reinvested into the Government Money Market ProFund (information about the Government Money Market ProFund is contained in a separate prospectus, which may be obtained by calling (888) 776-5717 or (240) 497-6552); and

>  Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the Fund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Tax Consequences

The following information is a general summary of the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences. Please see "Taxation" in the SAI for more information.

Each Fund intends to qualify for treatment as a "regulated investment company" ("RIC") for federal income tax purposes. As such, the Funds do not ordinarily pay federal income tax on net investment income and net realized capital gains that they timely distribute to shareholders. In order for a Fund to so qualify, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions to shareholders.

>  Each Fund intends to distribute all or substantially all of its net investment income and capital gains to shareholders every year or more often if in the best interest of the Fund shareholders.

>  For federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.

>  Whether a distribution of capital gains by a Fund is taxable to shareholders as ordinary income or at the rates applicable to net capital gains depends on how long the Fund owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the Fund.

>  Distributions of gains from investments that a Fund has owned (or is treated as having owned) for more than 12 months and that are properly reported by the Fund as capital gain dividends will be treated as long-term capital gains includable in a shareholder's net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is treated as having owned) for 12 months or less and gains on the sale of bonds characterized as market discount will be taxable to shareholders as ordinary income.

>  Distributions of investment income reported by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to net capital gains, provided that holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from or reported as qualified dividend income.

>  Shareholders will generally be subject to tax on Fund distributions regardless of whether they receive cash or choose to have the distributions reinvested.

>  Distributions are taxable even if they are paid from income or gains earned by a Fund prior to the shareholder's purchase of Fund shares (which income or gains were thus included in the price paid for the Fund shares).

>  Dividends declared by the Funds in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

>  If shareholders redeem their Fund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Net gains resulting from redemptions or sales of shares held for more than one year generally are taxed at net capital gain rates, while those resulting from redemptions or sales of shares held for one year or less generally are taxed at ordinary income rates.

>  If shareholders exchange shares of one Fund for shares of a different Fund, this will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

>  The Internal Revenue Code of 1986, as amended (the "Code"), generally imposes a 3.8% Medicare contribution tax

26 :: General Information

on the "net investment income" of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose, among other things, dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

>  Income and gains from investments in securities of foreign issuers, if any, may be subject to foreign withholding or other taxes. In such a case, a Fund's yield on those securities would decrease. It is not anticipated that Fund shareholders will be able to claim a credit or deduction with respect to such foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

>  A Fund's investment in certain debt instruments and a Fund's use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments (including when otherwise disadvantageous to do so) in order to satisfy its distribution requirements under the Code.

>  A Fund's use of derivatives will also affect the amount, timing, and character of the Fund's distributions. As discussed above, in order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability so to qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

>  Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws and net gains on the redemption or sale of Fund shares by such plans will generally not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

>  The Funds are required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds to shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

>  In general, dividends paid to a shareholder that is not a "United States person" within the meaning of the Code (such a shareholder, a "foreign person") that a Fund properly reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund's dividends other than those a Fund so reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). See the Fund's SAI for further information.

>  Special tax considerations may apply to foreign persons investing in a Fund. Please see the SAI for further information.

>  Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, "FATCA") generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an "IGA"). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to shareholders and, on or after January 1, 2019, 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., capital gain dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

The discussion above is very general. Because each shareholder's tax circumstances are unique and because the tax laws are subject to change, it is recommended that shareholders consult their own tax advisors about the federal, state, local and foreign tax consequences of investing in the Funds.

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including, among others, the Advisor, administrator, custodian, transfer agent, and Distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or "third party") beneficiaries of, any of these contractual arrangements, and those contractual arrangements are not

General Information :: 27

intended to create in any individual shareholder or group of shareholders and right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust's registration statements, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Shareholder Services Guide

30  ::  Shareholder Services Guide

Opening A New Account

ProFunds Trust and Access One Trust hereafter, ProFund(s) offer two classes of shares: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not applicable to Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it.

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
Please note: Purchases must be made according to the transaction cut-off times stated within the Shareholder Services Guide.
Account Minimums (all account types)	The minimum initial investment* amounts are: > $5,000 for accounts that list a financial professional. > $15,000 for self-directed accounts.	Not Applicable.
By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount.

Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800
By Phone via Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired,

>    the ProFund(s) in which you wish to invest

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds and the funding is received in good order by the transfer agent),

>    bank wire instructions

	Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.	Step 2: Contact your bank to initiate your wire transfer.

Step 3:
Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    bank wire instructions.

Instructions given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds.

Step 4: Call your bank to initiate your wire transfer.
Step 5: Send the original, signed New Account Form to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800

* Under certain circumstances, ProFunds may waive minimum initial investment amounts.

Shareholder Services Guide  ::  31

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
By Phone via ACH Please note: the maximum ACH purchase amount is $50,000	Initial purchase via ACH not available.	Step 1: Establish bank instructions on your account by completing a Bank Authorization Form (if not already established).

Step 2:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount,

>    the ProFund(s) in which you wish to invest,

You will be provided a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

By Internet via check or wire	Step 1: Go to ProFunds.com.	Step 1: Go to ProFunds.com.
	Step 2: Click on “Open Account.”	Step 2: Click on the “Access Account” button.
	Step 3: Complete an on-line New Account Form.	Step 3: Enter User Name and Password.

Step 4:

If funding with check:

Mail check payable to ProFunds to: P.O. Box 182800 Columbus, OH 43218-2800

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    bank wire instructions.

Instructions given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds.

Step 4: Follow transaction instructions for making a purchase.
Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

32  ::  Shareholder Services Guide

You may exchange or redeem shares using any of the following methods	HOW TO EXCHANGE OR REDEEM SHARES
By Mail

To redeem shares using ProFund form:

Complete and mail the appropriate Withdrawal Request or IRA Distribution Request Form located at ProFunds.com

To exchange or redeem shares by letter:
ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request (see “Exchanging Shares”). ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” or call ProFunds for additional information.

By Telephone

Individual Investors:
(888) 776-3637 or (614) 470-8122
Financial Professionals and Institutions:
(888) 776-5717 or (240) 497-6552
Interactive Voice Response System (“IVR”):
Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

ProFunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. (Your transaction is not effective until you have received a confirmation number from ProFunds.)

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information
By Telephone	Individual Investors: (888) 776-3637 or (614) 470-8122 Financial Professionals and Institutions: (888) 776-5717 or (240) 497-6552
Fax	(800) 782-4797 (toll-free) or (614) 470-8718
Internet	ProFunds.com
Regular mail	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail	ProFunds c/o Transfer Agent 4249 Easton Way, Suite 400 Columbus, OH 43219

ProFunds/Access One Accounts

To open a mutual fund account, you will need to complete a New Account Form. You should also read the relevant prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see the instructions below. You may also open certain new accounts online. Go to ProFunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened online must be funded by check or wire purchase.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) are available. Please visit ProFunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing Your New Account Form

> You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

>  Attach the trust documents when establishing a trust account. Contact ProFunds for specific requirements.

> When establishing an account for your corporation, partnership or self-directed retirement plan, please check the appropriate box to indicate the correct account type to ensure proper tax reporting, and provide a certified corporate resolution or other documentation evidencing your authority to open the account and engage in transactions.

>     You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>     You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Government Money Market ProFund (which is offered through a separate prospectus).

>     Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases,

Shareholder Services Guide  ::  33

exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

You have the option to send purchase orders by mail or Internet and to send purchase proceeds by check, ACH or wire. Initial purchases via ACH are not accepted. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

Each ProFund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire or check or the processing of an ACH initiated (as applicable) by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important Information You Should Know When You Purchase Shares:

>       Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart under “Transaction Cut-Off Times.”

>      Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

>       Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Investor Class or Service Class Shares, as applicable, of the Government Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Government Money Market ProFund, to an existing active ProFund account. ProFunds is not responsible for transfer errors by sending or receiving bank and will not be liable for any loss incurred due to a wire transfer or ACH not having been received. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our administrative office in Columbus, Ohio.

>       If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>       ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

>       ProFunds may reject or cancel any purchase orders for any reason.

>       The minimum for initial purchases may be waived in certain circumstances.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class Shares of any publicly available ProFund for Investor or Service Class Shares, respectively, of another publicly available series of Access One Trust or series of ProFunds Trust that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described under “Transaction Cut-Off Times.” The Access One Funds are offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>       the account number applicable to the exchange transaction request;

>     the number of shares, percentage, or dollar value of the shares you wish to exchange; and

>       the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Please note that the transaction cut-off times of one Fund may differ from those of another Fund. In an exchange between funds with different cut-off times, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the Fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can perform exchanges by mail, phone and online at ProFunds.com.

Important Information You Should Know When You Exchange Shares:

>     An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>     ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

>    None of ProFunds, ProFunds Distributors, Inc. or the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or

34  ::  Shareholder Services Guide

due to a decline in the value of the ProFund from which you are exchanging.

>     The redemption and purchase will be processed at the next calculated NAVs of the respective ProFunds or Access One Funds after the Fund has received your exchange request in good order.

>     The exchange privilege may be modified or discontinued at any time.

>     Before exchanging into a ProFund or Access One Fund, please read such fund’s prospectus.

>     Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares. You may receive redemption proceeds of your sale of shares of a Fund in a check, ACH, or federal wire transfer. The Funds typically expect that it will take one to three days following the receipt of your redemption request made in “good order” to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days.

ProFunds will need the following information to process your redemption request:

>     name(s) of account owners;

>     account number(s);

>     the name of the ProFund(s);

>     your daytime telephone number;

>     the dollar amount, percentage or number of shares being redeemed; and

>     how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account. ProFunds may charge a fee associated with overnight mailings or Saturday delivery of redemption proceeds.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds may charge a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important Information You Should Know When You Sell Shares:

>  ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form. Redemptions requested via telephone must be made payable to the name on the account and sent to the address or bank account listed on the account.

>     To redeem shares from a retirement account, you may make this request in writing by completing an IRA Distribution Request Form. In certain cases, distributions may be requested via telephone with proceeds sent to the address or bank on record on the account. Financial professionals may not request a redemption from an IRA on your behalf. You should consult a tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request an IRA Distribution Request Form or download the form from the ProFunds’ website, ProFunds.com.

>     If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees”).

>     If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.

>     ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>     Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the SEC; (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all initial investments with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum initial investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Shareholder Services Guide  ::  35

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. When the bond markets close early, the cut-off times for the U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates Opportunity ProFund, as well as the Access One Funds, are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

Method	Fund/Trust	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	All	4:00 p.m.
By Telephone and Wire	ProFunds Trust	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 7:00 p.m.
	Access One Trust	3:00 p.m.
By Internet, Fund/SERV and Interactive Voice Response System (“IVR”)	ProFunds Trust	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.
	Access One Trust	3:00 p.m.	Access One Funds accept all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 7:00 p.m.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. None of ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality -assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. None of ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Signature Verification for Certain Transactions

Signature Guarantee Program — Financial Transactions

Certain redemption requests must include a signature guarantee if any of the following apply:

•      Your account address has changed within the last 10 business days;

•         A check is being mailed to an address different than the one on your account;

•         A check or wire is being made payable to someone other than the account owner;

•         Redemption proceeds are being transferred to an account with a different registration;

•       A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account; or

•      Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

36  ::  Shareholder Services Guide

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

Signature Validation Program — Non-Financial Transactions

The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e., do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP.

Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public cannot provide an SVP stamp.

The Fund accepts an SVP stamp or a Signature Guarantee stamp if you request any of the following non-financial transactions:

•  Name change

•  Add/Change banking instructions

•  Add/Change beneficiaries

•  Add/Change authorized account traders

•  Add a Power of Attorney

•  Add/Change Trustee

•  UTMA/UGMA custodian change

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be deposited into the shareholder’s account in the Government Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.

As noted under “Investment Objectives, Principal Investment Strategies and Related Risks — Other Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively affect a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Additional Shareholder Services
Automatic Investment Plans (AIP) and Systematic Withdrawal Plans (SWP)

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. You may sign up for these services on the New Account Form, or you may download or request an Account Options Form to add these services to an existing account. Requests to add an Automatic Investment Plan (AIP) to an account should be received in good order at least three business days prior to the first date in which the AIP is to run.

Account Statements and Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Delivery Program — PaperFreeTM.”

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans.

Cost Basis

Shares purchased on or after January 1, 2012: The Emergency Economic Stabilization Act of 2008 included tax reporting rules that change the information ProFunds reports on Form 1099-B for mutual fund shares purchased on or after January 1, 2012, and subsequently sold. The law expands the information reported to the IRS and to shareholders to include the adjusted cost basis, whether any gain or loss is short- or long-term, and whether any loss is disallowed by the wash sale rules.

Generally, the rules apply to those accounts that currently receive Form 1099-B tax reporting, such as individual, joint, partnership and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act registrations. S Corporations are also covered by the new rules. Accounts held by retirement accounts and C Corporations are not subject to the new reporting requirements.

For shares purchased on or after January 1, 2012, investors who purchase shares directly from ProFunds have the opportunity to choose which method ProFunds uses to calculate cost basis or to use the ProFunds default method — Average Cost. ProFunds will use the Average Cost method if a shareholder does not instruct it to use an alternate method. Investors should consult a qualified tax advisor to determine the method most suitable for their situation. For shares purchased through a financial intermediary, the intermediary’s default method will apply in the absence of an election by the investor to use a different method. Investors that purchase shares through a financial intermediary should consult their intermediary for information regarding

Shareholder Services Guide  ::  37

available methods and how to select or change a particular method.

Electronic Document Delivery Program — PaperFreeTM

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds Prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ website. You may elect the PaperFreeTM service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify transaction order cut-off times and different share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. Furthermore, such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on a ProFund’s behalf. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each ProFund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees — Service Class

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., (the “Distributor”), each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the ProFunds contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for

38  ::  Shareholder Services Guide

recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

Financial Highlights

The following tables are intended to help you understand the financial history of Investor Class Shares and Service Class Shares of each Access One Trust Fund offered in this Prospectus for the past five years.

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Funds for the year ended October 31, 2017, appears in the annual report of the Trust and is available upon request.

40 :: Access One Trust :: Financial Highlights

Access One Trust Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	In Excess of Net Investment Income	Return of Capital		Total Distributions
Access Flex Bear High Yield Fund(c)
Investor Class
Year Ended October 31, 2017	$40.76	(0.50)	(1.99)	(2.49)	—	—		—
Year Ended October 31, 2016	$45.65	(0.70)	(4.19)	(4.89)	—	—		—
Year Ended October 31, 2015	$48.90	(0.80)	(2.45)	(3.25)	—	—		—
Year Ended October 31, 2014	$53.35	(0.90)	(3.55)	(4.45)	—	—		—
Year Ended October 31, 2013	$64.25	(1.00)	(9.90)	(10.90)	—	—		—
Service Class
Year Ended October 31, 2017	$36.49	(0.85)	(1.53)	(2.38)	—	—		—
Year Ended October 31, 2016	$41.25	(1.10)	(3.66)	(4.76)	—	—		—
Year Ended October 31, 2015	$44.60	(1.25)	(2.10)	(3.35)	—	—		—
Year Ended October 31, 2014	$49.20	(1.40)	(3.20)	(4.60)	—	—		—
Year Ended October 31, 2013	$59.85	(1.55)	(9.10)	(10.65)	—	—		—
Access Flex High Yield Fund
Investor Class
Year Ended October 31, 2017	$32.66	(0.16)	2.27	2.11	(1.23)	—		(1.23)
Year Ended October 31, 2016	$33.89	(0.26)	1.94	1.68	(2.91)	—		(2.91)
Year Ended October 31, 2015	$33.83	(0.36)	0.82	0.46	(0.40)	—	(g)	(0.40)
Year Ended October 31, 2014	$34.24	(0.32)	1.45	1.13	(1.54)	—		(1.54)
Year Ended October 31, 2013	$31.50	(0.36)	3.64	3.28	(0.54)	—		(0.54)
Service Class
Year Ended October 31, 2017	$31.89	(0.48)	2.22	1.74	(0.83)	—		(0.83)
Year Ended October 31, 2016	$33.15	(0.57)	1.90	1.33	(2.59)	—		(2.59)
Year Ended October 31, 2015	$33.20	(0.69)	0.80	0.11	(0.16)	—	(g)	(0.16)
Year Ended October 31, 2014	$33.59	(0.65)	1.44	0.79	(1.18)	—		(1.18)
Year Ended October 31, 2013	$31.03	(0.69)	3.59	2.90	(0.34)	—		(0.34)

				Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses		Net Investment Income (Loss)	Net Assets, End of Period (000's)	Portfolio Turnover Rate(b)
Access Flex Bear High Yield Fund(c)
Investor Class
Year Ended October 31, 2017	$38.27	(6.09	)%(d)	4.18%	1.78%		(1.30)%	$671	—
Year Ended October 31, 2016	$40.76	(10.73)%		4.24%	1.78%		(1.63)%	$3,028	—
Year Ended October 31, 2015	$45.65	(6.65)%		2.69%	1.78%		(1.75)%	$1,518	—
Year Ended October 31, 2014	$48.90	(8.34)%		2.47%	1.84	%(e)	(1.83)%	$3,777	—
Year Ended October 31, 2013	$53.35	(16.96)%		2.30%	1.73%		(1.70)%	$8,168	—
Service Class
Year Ended October 31, 2017	$34.11	(6.55	)%(d)	5.18%	2.78%		(2.30)%	$116	—
Year Ended October 31, 2016	$36.49	(11.62)%		5.24%	2.78%		(2.63)%	$169	—
Year Ended October 31, 2015	$41.25	(7.40)%		3.69%	2.78%		(2.75)%	$165	—
Year Ended October 31, 2014	$44.60	(9.35)%		3.47%	2.84	%(e)	(2.83)%	$879	—
Year Ended October 31, 2013	$49.20	(17.79)%		3.32%	2.75%		(2.72)%	$168	—
Access Flex High Yield Fund
Investor Class
Year Ended October 31, 2017	$33.54	6.58	%(f)	1.81%	1.81%		(0.49)%	$25,367	1,517%
Year Ended October 31, 2016	$32.66	5.50%		1.64%	1.64%		(0.80)%	$41,517	1,851%
Year Ended October 31, 2015	$33.89	1.38%		1.83%	1.83%		(1.06)%	$12,697	2,247%
Year Ended October 31, 2014	$33.83	3.38%		1.73%	1.73%		(0.95)%	$52,313	1,732%
Year Ended October 31, 2013	$34.24	10.52%		1.62%	1.62%		(1.10)%	$39,057	1,910%
Service Class
Year Ended October 31, 2017	$32.80	5.54	%(f)	2.81%	2.81%		(1.49)%	$5,326	1,517%
Year Ended October 31, 2016	$31.89	4.53%		2.64%	2.64%		(1.80)%	$8,834	1,851%
Year Ended October 31, 2015	$33.15	0.30%		2.83%	2.83%		(2.06)%	$21,817	2,247%
Year Ended October 31, 2014	$33.20	2.40%		2.73%	2.73%		(1.95)%	$10,829	1,732%
Year Ended October 31, 2013	$33.59	9.39%		2.62%	2.62%		(2.10)%	$51,295	1,910%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)  As described in Note 9, adjusted for 5:1 reverse share split that occurred on December 5, 2016.

(d)  During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 3.30%.

(e)  The expense ratio does not correlate to the applicable expense limits given that the annual contractual limitation is applied for the one year periods ended February 28th of each year (February 29th of a leap year), instead of coinciding with the October 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(f)  During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.76%.

(g)  Amount is less than $0.005.

This Page Intentionally Left Blank

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about the Access One Trust Funds ("Funds") is available in the annual and semi-annual reports to shareholders of the Funds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the Funds in their current Statement of Additional Information ("SAI"), dated February 28, 2018, which has been filed electronically with the Securities and Exchange Commission ("SEC") and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI, annual and semi-annual reports are available, free of charge, online at ProFunds.com. You may also receive a free copy of the SAI or the annual or semi-annual reports or make inquiries to the Funds by writing us at the address set forth below or calling us toll-free at the appropriate telephone number set forth below.

Access One Trust

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717
For All Others: (888) PRO-FNDS (888) 776-3637 or (614) 470-8122
Fax Number: (800) 782-4797 or (614) 470-8718

Website Address: ProFunds.com

You can find reports and other information about the Funds on the SEC's website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about the Funds, including their SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

ProFunds and the Bull & Bear design are trademarks of ProFund Advisors LLC and licensed for use. Access One Funds are distributed by ProFunds Distributors, Inc.

ProFunds Executive Offices
Bethesda, MD

Investment Company Act File No. 811-21634

  AOT0218

ACCESS ONE TRUST

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2018

7501 WISCONSIN AVENUE, SUITE 1000E

BETHESDA, MARYLAND 20814

(888)-776-3637 RETAIL SHAREHOLDERS ONLY

(888)-776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

TICKER
Access Flex Bear High Yield Fund

Investor Class	AFBIX

Service Class	AFBSX

Access Flex High Yield Fund

Investor Class	FYAIX

Service Class	FYASX

This Statement of Additional Information (“SAI”) describes the Access Flex Bear High Yield Fund and the Access Flex High Yield Fund (each, a “Fund,” and, collectively, the “Funds”), each a series of Access One Trust, a Delaware statutory trust (the “Trust”).

This SAI is not a prospectus. The Access Flex Bear High Yield Fund and the Access Flex High Yield Fund each offer two classes of shares: Investor Class shares and Service Class shares. This SAI should be read in conjunction with the Prospectus of Access Flex Bear High Yield Fund and Access Flex High Yield Fund dated February 28, 2018 (the “Prospectus”), which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus is available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at ProFunds.com. The financial statements and related report of the Independent Registered Public Accounting Firm are included in the Funds’ Annual Report for the fiscal year ended October 31, 2017, which have been filed with the U.S. Securities and Exchange Commission and are incorporated by reference into this SAI. A copy of the Funds’ Annual Report is available, without charge, upon request to the address above or by telephone at the numbers above.

ACCESS ONE TRUST

Description of Trust

The Trust is a Delaware statutory trust organized on July 29, 2004 and is registered with the Securities and Exchange Commission  (“SEC” or “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is composed of three publicly offered series: Access Flex Bear High Yield Fund, Access Flex High Yield Fund, and Access VP High Yield Fund. Two series, the Access Flex Bear High Yield Fund, and the Access Flex High Yield Fund (each with respect to Investor Class and Service Class Shares) (each a “Fund”, together the “Funds”), are discussed herein. Other series may be added in the future. The Funds are classified as non-diversified management investment companies. The investments made by the Funds and the results achieved by the Funds at any given time may not be the same as those made by other mutual funds for which ProFund Advisors LLC (the “Advisor”) acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds.

General Information

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the Funds. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment restrictions of the Funds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Funds, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds not specified as fundamental may be changed by the Board of Trustees of the Funds (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

The investment techniques and strategies of the Funds discussed below may be used by a Fund if, in the opinion of the Advisor, these techniques or strategies will be advantageous to the Funds. Investing in the Funds involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the Funds to determine whether an investment is appropriate. Investment in a Fund alone does not constitute a balanced investment plan. The Funds are not intended for investors whose principal objective is current income or preservation of capital. A Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. Because of the inherent risks in any investment, there is no assurance that any of these techniques or strategies listed below or any of the other methods of investment available to a Fund will result in the achievement of the Fund’s objective. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate a Fund at any time, which time may not be an opportune one for shareholders.

The Advisor expects that the assets invested in the Funds will come from professional money managers who may all use similar technical models as part of an active trading strategy. This may result in large fluctuations in assets under management, which may have a negative impact on performance by concentrating transaction costs on certain days or over certain periods.

For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments. For example, the Funds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those of the underlying securities or instruments.

Additional information concerning the Funds, their investment policies and techniques, and the securities and financial instruments in which they may invest is set forth below.

Name Policies

The Funds, subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act), have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets exposed to the types of securities suggested by a Fund’s name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For purposes of each such investment policy, “assets” include a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in the Funds’ name policies.

INVESTMENTS, TECHNIQUES AND RISKS

Additional information concerning the characteristics of the permissible investments and techniques the Funds may employ is set forth below. Because the Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market consistent with maintaining reasonable liquidity, the Fund’s utilization of or exposure to the investments, techniques and risks described below will generally be the opposite of that for a traditional high yield mutual fund.

Swap Agreements. The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse of the total return of the high yield market consistent with maintaining reasonable liquidity. The Access Flex Bear High Yield Fund will primarily employ credit default swaps combined with positions in short treasury futures in order to obtain inverse high yield exposure similar to that obtained from shorting high yield bonds. The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity. The Access Flex High Yield Fund will primarily employ credit default swaps combined with treasury futures in order to seek exposure similar to that obtained from investing in high yield bonds directly. The Funds may also enter into interest rate, index, total return, and equity swap agreements.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or instruments. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on such swap agreements should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities. A Fund may also enter into swap agreements that provide the opposite return of their index or a security. Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.

The Funds may enter into any of several types of swap agreements, including:

Credit Default Swaps. In the case of a credit default swap (“CDS”), the agreement will reference one or more debt securities or reference entities. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default.

The Access Flex Bear High Yield Fund will normally be a “buyer” of CDS (also referred to as a buyer of protection or a seller of risk). Access Flex High Yield Fund will normally be a “seller” of CDS (also referred to as a seller of protection or as a buyer of risk). The Funds will invest in centrally cleared, index-based CDS that provide credit exposure through a single trade to a basket of reference entities. Each Fund may also invest in single-name CDS. Single-name CDS provide exposure to a single reference entity and are not centrally cleared.

Total Return Swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where securities are not available. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

Equity/Index Swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain long or short equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce, or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Other forms of swap agreements that the Funds may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectus and SAI), swap agreements are generally valued by the Funds at market value. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors. In addition, certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements.

Certain swap agreements entered into by the Funds (but generally not CDS) calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Other swap agreements, such as CDS, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity.

A Fund’s current obligations under certain swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. In connection with CDS in which a Fund is a “buyer”, the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the Fund’s maximum potential exposure under the swap (e.g., any accrued but unpaid net amounts owed by the Fund to any clearing house counterparty). In connection with CDS in which a Fund is a “seller”, however, the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting cleared transaction). This segregation or earmarking is intended to ensure that a Fund has assets available to satisfy its potential obligations with respect to the transaction. Each Fund reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Swap agreements that cannot be terminated of in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.

A Fund will not enter into any uncleared swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s right as a creditor. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a cleared swap, a Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin” to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

As noted above, swap agreements may settle on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. The timing and character of any income, gain or loss recognized by a Fund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a Fund’s custodian (though, as noted above, in connection with CDS in which a Fund is a “seller”, the Fund will segregate or earmark cash or assets determined to be liquid, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting transaction)). Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

In the normal course of business, a Fund enters into standardized contracts created by the International Swaps and Derivatives Association, Inc. (“ISDA agreements”), with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund’s ISDA agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. With uncleared swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of a swap agreement counterparty. If such default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. Thus, a Fund will typically only enter into uncleared swap agreements with major, global financial institutions that meet the Fund’s standard of creditworthiness. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline.

Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements. In addition, a Fund may use a combination of swaps on an underlying index, and swaps on an ETF that is designed to track the performance of the Fund’s benchmark. The performance of an ETF may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its benchmark as it would if the Fund used only swaps on the benchmark.

On January 9, 2014, the Advisor registered as a commodity pool operator (a “CPO”) under the CEA. On December 5, 2012 the Advisor also registered as a commodity trading adviser (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside the Trust. However, in connection with its management of the Funds, the Advisor has claimed an exclusion from the definition of CPO under the CEA, pursuant to CFTC Regulation 4.5 due to each of the Fund’s limited trading in commodity interests. Accordingly, with respect to the Funds, the Advisor is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including certain swap transactions (as well as futures and options on futures). In the event that any of the Fund’s investments in commodity interests are not within the thresholds set forth in the exemption, the Advisor will not be able to rely on the exclusion, and will be required to comply with the additional recordkeeping, reporting, and disclosure requirements with respect to such fund. The Advisor’s eligibility to claim the exclusion with respect to each Fund is based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purpose of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to swaps and futures on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exclusion, which may affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a CPO with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s return. In addition, the CFTC, in conjunction with other federal regulators, recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The rule proposal may affect the ability of the Funds to use swap agreements (as well as futures contracts and options on futures contracts or commodities) and may substantially increase regulatory compliance costs for the Advisor and the Funds. As of the date of this SAI, the ultimate impact of the rule proposal on the Funds is uncertain.

Structured Notes. Structured notes are securities that are collateralized by one or more CDS on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note will default or become bankrupt. A Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on CDS (e.g., credit-linked securities), a Fund is also subject to the credit risk of the reference entities underlying the CDS. If one of the underlying reference entities defaults, a Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

The collateral for a structured note may be one or more CDS, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with CDS.

A Fund’s investments in commodity-linked structured notes, if any, can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can limit the Fund’s ability to so qualify.

Below Investment Grade Securities. Each Fund may invest significantly in or seek exposure to below investment grade, high yield, fixed-income securities (commonly referred to as “junk bonds”) or derivatives linked to such securities. Below investment grade securities generally reflect a greater possibility that adverse changes in the financial condition of the issuer and/or in general economic conditions may impair the ability of the issuer to make timely payments of interest and principal. In addition, because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired. Issuers of below investment grade securities may not have the more traditional methods of financing available to them. Some below investment grade securities are unsecured or subordinate to the prior payment of senior indebtedness. For these reasons, among others, the risk of default or failure to timely pay interest and principal payments is significantly greater for below investment grade securities. Failure of a Fund to receive interest and principal payments from its portfolio of fixed-income securities will affect the Fund’s income and ability to meet its investment objective.

The Access Flex Bear High Yield Fund will seek inverse exposure to below investment grade, high yield, fixed-income securities or derivatives of such securities. The Access Flex Bear High Yield Fund’s inverse exposure to below investment grade securities will generally cause the Fund to lose value when conditions are favorable or neutral for these securities. The Access Flex Bear High Yield Fund will generally benefit when conditions are adverse for these securities or when there is a default event. These results are opposite that of most high yield funds.

The inability or perceived inability of issuers to make timely payments of interest and principal can make the values of below investment grade securities held by the Fund more volatile and can limit the Fund’s ability to sell such securities at prices approximating the values the Fund has placed on such securities. In addition, the absence of a liquid trading market for below investment grade securities held by the Fund may make it difficult for the Fund to establish the fair value of the securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer’s current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by the nationally recognized securities rating organizations (“NRSROs”) do not necessarily reflect an assessment of the volatility of a security’s market value or liquidity. See Appendix A of this SAI for a summary of the NRSROs’ ratings.

The value of below investment grade securities, like other fixed-income securities, fluctuates in response to changes in the interest rates. A decrease in interest rates will generally result in a decrease in the value of Access Flex Bear High Yield Fund’s investments, while an increase in interest rates will generally result in an increase in the value of the Fund’s investments. Below investment grade securities can also be affected, sometimes to a greater extent than other fixed-income investments, by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the value of fixed-income securities such as below investment grade securities.

Corporate Bonds. The Access Flex Bear High Yield Fund may seek inverse exposure to, and the Access Flex High Yield Fund may invest in, corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection generally will not be dependent on independent credit analysis or fundamental analysis performed by the Advisor. The Access Flex Bear High Yield Fund may seek inverse exposure to, and the Access Flex High Yield Fund may invest in, all grades of corporate securities including junk bonds, as discussed above.

Collateralized Debt Obligations. The Access Flex High Yield Fund may invest in collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. In a typical CDO investment, a Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures, and swaps. The cash flows generated by the collateral are used to pay interest and principal to a Fund. CDOs are structured into tranches, and the payments allocated such that each tranche has a predictable cash flow stream and average life.

The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO’s underlying obligations may not be authorized investments for the Fund.

In addition, a CDO is a derivative, and is subject to credit, liquidity, and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to a fund.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that a fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Convertible Securities. The Access Flex High Yield Fund may invest directly or indirectly in convertible securities. The Access Flex Bear High Yield Fund may seek inverse exposure to convertible securities. A convertible security is a bond, debenture, note, preferred stock, warrant, or other security that may be converted into or exchanged for either: (1) a prescribed amount of common stock or other security of the same or different issuer; or (2) cash within a particular time period at a specified price or formula. A convertible security generally entitles the holder to receive interest on debt securities or dividends on equity securities until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities ordinarily provide a stream of income with generally higher yields than those of ordinary common stock of the same or similar issuer. Convertible securities generally have characteristics similar to both debt and equity securities. The value of the convertible securities generally tends to decline as interest rates rise and tends to fluctuate with the market value of the underlying equity securities due to the conversion feature. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. A Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

The Funds may invest in convertible securities that have a mandatory conversion feature. A convertible security with a mandatory conversion feature automatically converts into stock or other equity securities at the option of the issuer or at a specified date and a specified conversion ratio. Since conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying stock or equity security at times when the value of the underlying security has declined substantially. Convertible securities, particularly securities with a mandatory conversion feature, may be less liquid than other types of investments or illiquid. In such cases, a Fund may not be able to dispose of the convertible security in a timely fashion or at a fair price, which could result in a loss to the Fund.

Equity Securities. The Access Flex High Yield Fund may invest in or seek exposure to equity securities, while the Access Flex Bear High Yield Fund may invest in or seek inverse exposure to equity securities. The market price of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities, and the Funds are particularly sensitive to these market risks.

Foreign Securities. The Funds may invest in securities traded principally outside the United States or U.S. traded securities of foreign issuers (together, “foreign securities”), while the Access Flex Bear High Yield Fund may seek inverse exposure to such securities. Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. Further, the growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and securities markets are less liquid, and may be more volatile, than comparable domestic government securities, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Moreover, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A Fund may value its financial instruments based upon foreign securities by using market prices of domestically-traded financial instruments with comparable foreign securities market exposure.

Futures Contracts and Related Options. The Funds may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) a specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally choose to engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts (or from writing options on futures contracts) is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds intend to engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures, (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

When a Fund purchases or sells an index futures contract, or buys or sells an option thereon, the Fund “covers” its position. To cover its position (marked-to-market on a daily basis), a Fund may enter into an offsetting position or segregate with its custodian bank or on the books and records of the Fund, cash or liquid instruments (marked to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

For example, a Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also “cover” its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a short position in the futures contract. A Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also “cover” its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or maintain, in a segregated account, liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

With respect to cleared futures transactions, a clearing member is generally obligated to segregate all funds received from customers from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

On January 9, 2014, the Advisor registered as a CPO under the CEA. On December 5, 2012 the Advisor also registered as a CTA under the CEA. However, in connection with its management of the Funds, the Advisor has claimed an exclusion from the definition of CPO under the CEA, pursuant to CFTC Regulation 4.5 due to each of the Fund’s limited trading in commodity interests. Accordingly, with respect to the Funds, the Advisor is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including certain swap transactions (as well as futures and options on futures). In the event that any of the Fund’s investments in commodity interests are not within the thresholds set forth in the exemption, the Advisor will not be able to rely on the exclusion, and will be required to comply with the additional recordkeeping, reporting, and disclosure requirements with respect to such fund. The Advisor’s eligibility to claim the exclusion with respect to each Fund is based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purpose of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to swaps and futures on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exclusion, which may affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a CPO with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s return.

Forward Contracts. The Access Flex High Yield Fund may enter into forward contracts to attempt to gain exposure to a benchmark or asset without actually purchasing such asset, or to hedge a position, while the Access Flex Bear High Yield Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain inverse exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset at an agreed-upon date. When required by law, the Funds will segregate liquid assets in an amount equal to the value of the Funds’ total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of the Funds’ investment restriction concerning senior securities. Forward contracts that cannot be terminated in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Funds’ illiquid investment limitations. The Funds will not enter into any forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. The Funds bear the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Funds will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Funds’ rights as a creditor.

Index Options. A Fund may purchase and write options on indexes to create investment exposure consistent with its investment objective, to hedge or limit the exposure of its positions, or to create synthetic money market positions. (See “Taxation.”)

An index fluctuates with changes in the market values of the securities included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the closing price level of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected and the risk that there might not be a liquid secondary market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of asset prices in the index generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular asset. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual securities. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund (i) owns an offsetting position in securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying index not otherwise covered.

A Fund may engage in transactions in index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Fund’s investment objective. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options, and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the Fund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities” below. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purpose of a Fund’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Funds may buy or sell; however, the Advisor intends to comply with all limitations.

Options. A Fund may buy and write (sell) options on securities for the purpose of realizing its investment objective. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing a call option on an asset, a Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on an asset, a Fund may cover its position by owning the underlying asset on which the option is written. Alternatively, a Fund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” A Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. A Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, a Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Short Sales. The Access Flex Bear High Yield Fund may engage in short sales transactions. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

The Fund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short. Whenever the Fund engages in short sales, it earmarks or segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

Depositary Receipts. The Access Flex High Yield Fund may invest in American Depositary Receipts (“ADRs”), while the Access Flex Bear High Yield Fund may seek inverse exposure to ADRs. For many foreign securities, U.S. Dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock outside the U.S., a Fund can avoid certain risks related to investment in foreign securities in non-U.S. markets.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The Funds may invest in both sponsored and unsponsored ADRs. Unsponsored ADRs programs are organized independently and without the cooperation of the issuer of the underlying securities. As result, available information concerning the issuers may not be as current for sponsored ADRs, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

The Access Flex High Yield Fund may also invest in Global Depositary Receipts (“GDRs”), while the Access Flex Bear High Yield Fund may also seek inverse exposure to GDRs. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

The Access Flex High Yield Fund may also invest in or seek exposure to New York Shares (“NYSs”), while the Access Flex Bear High Yield Fund may also seek inverse exposure to NYSs. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries such as the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. The Access Flex High Yield Fund may also invest in or seek exposure to ordinary shares of foreign issuers traded directly on U.S. exchanges, while the Access Flex Bear High Yield Fund may also seek inverse exposure to ordinary shares of foreign issuers traded directly on U.S. exchanges.

As noted above, the Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the Fund’s utilization of or exposure to depository receipts and the associated risk considerations will generally be the opposite of those for a traditional high yield mutual fund.

U.S. Government Securities. The Access Flex High Yield Fund may invest in U.S. government securities in pursuit of its investment objectives, as “cover” for the investment techniques the Fund employs, or for liquidity purposes. The Access Flex Bear High Yield Fund may invest in or seek inverse exposure to U.S. government securities in pursuit of its investment objective, as “cover” for the investment techniques the Fund employs, or for liquidity purposes.

U.S. government securities include: U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance; U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund’s portfolio investments in these securities.

Investments in Other Investment Companies. The Access Flex High Yield Fund may invest in or seek exposure to, and the Access Flex Bear High Yield Fund may seek inverse exposure to, the securities of other investment companies, including exchange traded funds (“ETFs”) and unit investment trusts (“UITs”), to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order or rule issued by the SEC. If a Fund invests in, and, thus is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Investing in other investment companies involves substantially the same risks to the Funds as investing directly in the investments of the underlying investment companies. To the extent a Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Absent exemptive relief or reliance on an applicable exemptive statue or rule, investments in other investment companies generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain ETFs in excess of the statutory limit in reliance on an exemptive order issued by the SEC to those entities and pursuant to procedures approved by the Board provided that the Fund complies with the conditions of the exemptive relief, as they may be amended from time to time, and any other applicable investment limitations.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends or interest as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends or interest of the securities (net of expenses) up to the time of deposit. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There are risks associated with the investment of a Fund’s assets in fixed-income ETFs, which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk. These risks could affect the income received from and the value of a particular ETF’s, which could cause a Fund’s income and asset value to be reduced.

Illiquid Securities. The Funds may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (“Securities Act”), but which can be sold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under the current guidelines of the Commission staff, illiquid securities also are considered to include, among other securities, purchased over-the-counter (OTC) options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of the Funds has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on a Fund’s liquidity.

Repurchase Agreements. Each Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques the Fund employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions. The credit worthiness of each of the firms that is a party to a repurchase agreement with the Funds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of the Funds’ total net assets. The investments of the Funds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. A Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Cash Reserves. To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each Fund may invest all or part of the Fund’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

Money Market Instruments. Each Fund is authorized to invest up to 100% of its assets in money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds may invest in all types of Commercial Paper, including Commercial Paper rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

Borrowing. Each Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, the Funds must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. A Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

The Funds may also enter into reverse repurchase agreements as described above, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a Fund “covers” its repurchase obligations as described above, such agreement will not be considered a senior security and therefore such agreements will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund.

Lending of Portfolio Securities. Subject to the Funds’ investment restrictions set forth below, each Fund may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. Each Fund will not lend more than 33 1/3% of the value of the Fund’s total assets. Loans will be subject to termination by the lending Fund on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

When-Issued and Delayed-Delivery Securities. Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. Each Fund will not purchase securities on a when—issued or delayed delivery basis if, as a result, it determines that more than 15% of the Fund’s net assets would be invested in illiquid securities. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, investing in the Funds presents certain risks, some of which are further described below.

Non-Diversified Status. Each Fund is a “non-diversified” series of the Trust. Each Fund’s classification as a “non-diversified” investment company means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements, described in “Taxation” below, on a Fund that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. With respect to a “non-diversified” Fund, a relatively high percentage of such Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. Under current law, a Fund that is “non-diversified” but operates continuously as a “diversified” fund for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” fund absent a shareholder vote.

Risks to Management. There may be circumstances outside the control of the Advisor, Trust, Administrator (as defined below), transfer agent, Custodian (as defined below), any sub-custodian, Distributor (as defined below), and/or a Fund that make it, for all practical purposes, impossible to re-position such Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.

Risks to Cybersecurity. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Funds invest.

Portfolio Turnover. A Fund’s portfolio turnover may vary from year to year, as well as within a year. The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies. Consequently, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Funds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Funds and may result in higher taxes for shareholders that hold shares in a taxable account. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options, swap agreements and futures contracts in which the Funds invest, are excluded from the calculation of  portfolio turnover rate. Each Fund’s turnover rate for the fiscal year ended October 31, 2017 is set forth in the annual report to shareholders. Annual portfolio turnover rates are shown in each Fund’s summary prospectus.

INVESTMENT RESTRICTIONS

Unless otherwise indicated, the following investment restrictions are fundamental with respect to each Fund and, as such, may be changed only by a vote of a majority of the outstanding voting securities of the Fund. The phrase a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a duty-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to a Fund’s restrictions governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction. These restrictions supplement the investment objective and policies of each Fund as set forth in the Funds’ Prospectus.

Access Flex Bear High Yield Fund and Access Flex High Yield Fund

1. Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

2. Each Fund may borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

3. Each Fund may issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

4. Each Fund may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

5. Each Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

For purposes of each Fund’s policy not to concentrate its assets in issuers in any particular industry or group of industries, the Funds use the industry sub-group classifications provided by Bloomberg, L.P.

The fundamental investment restrictions of each Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies.

Obligations under futures contracts, forward contracts and swap agreements that are “covered” consistent with any SEC guidance, including any SEC Staff no-action or interpretive positions will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

DETERMINATION OF NET ASSET VALUE (NAV)

The NAV of the shares of the Funds is normally calculated at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day (due to the fact that Columbus Day and Veterans’ Day are currently the only two holidays where the U.S. bond markets are closed and the NYSE is open).

To the extent that portfolio securities of a Fund are traded in other markets on days when the Fund’s principal trading market(s) is closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares. This may also be the case when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of each class of shares of a Fund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of a Fund is calculated by dividing the value of the Fund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a Fund experiences net shareholder inflows, the Fund generally records investment transactions of the Fund on the next business day after the transaction order is placed. When a Fund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for a Fund.

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a Fund is determined. Alternatively fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the market price of a security is not readily available, or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarter, and within 70 days of the end of the second and fourth fiscal quarters. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to the Funds’ service providers and to Northern Lights Fund Trust and Northern Lights Variable Trust, and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the Fund or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the Fund nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the Funds’ Chief Compliance Officer (“CCO”) or in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of a Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The lag time between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no party other than the Trust’s service providers and any other persons identified above receive Non-Standard Disclosure.

MANAGEMENT OF ACCESS ONE TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Advisor to manage the Funds and is responsible for overseeing the Advisor and other service providers to the Trust and the Funds in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Co-Founder and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the Funds. These characteristics include, among other things, the fact that the Funds have common service providers. As a result, the Board addresses governance and management issues that are often common to the Funds. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex Board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Board oversight of the Trust and the Funds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio manager of the Funds meets regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of investments in particular securities or derivatives. The Advisor also prepares reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to effectively exercise its risk oversight function.

The Board has appointed a CCO for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Funds’ CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of the Trust report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Funds’ controls over financial reporting.

The Trustees, their birth date, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o Access One Trust, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProShares (114); ProFunds Trust (112); Access One Trust (3)	Context Capital
Russell S. Reynolds III Birth Date: 7/57	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProShares (114); ProFunds Trust (112); Access One Trust (3)	RSR Partners, Inc.
Michael C. Wachs Birth Date: 10/61	Indefinite; October 1997 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProShares (114); ProFunds Trust (112); Access One Trust (3)	NAIOP (the Commercial Real Estate Development Association)
Michael L. Sapir** Birth Date: 5/58	Indefinite; April 1997 to present

Chairman and Chief Executive Officer of the Advisor (April 1997 to present) and of ProShare Advisors LLC (November 2005 to present); Managing Partner of ProShare Capital Management LLC (June 2008 to present).

ProShares (114); ProFunds Trust (112); Access One Trust (3)

*           The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.

**    Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 2004 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee prior to the Trust’s operations. Each was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In addition to their years of services as Trustees to ProFunds and the Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to the Trust’s Funds, each individual brought experience and qualifications from other areas. In particular, Mr. Reynolds has significant senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has significant experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.

Executive Officers

Name, Address and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).
Richard F. Morris Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present

Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Christopher E. Sabato Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present).

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2017.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None	over $100,000
Russell S. Reynolds, III, Trustee	None	$10,001 - $50,000
Michael C. Wachs, Trustee	None	$10,001 - $50,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	over $100,000

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Fertig, Wachs and Reynolds. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met five times, and the Board met four times.

Compensation of Trustees and Officers

Each Independent Trustee was paid a $185,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $10,000 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee. The Officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended October 31, 2017.

				Total
		Pension or		Compensation
		Retirement		From Trust
		Benefits	Estimated	and
		Accrued	Annual	Fund
		as Part of	Benefits	Complex
	Aggregate	Trust	Upon	Paid to
Name	Compensation	Expenses	Retirement	Trustees
Independent Trustees
William D. Fertig, Trustee	$355	$0	$0	$221,000
Russell S. Reynolds, III, Trustee	$355	$0	$0	$221,000
Michael C. Wachs, Trustee	$355	$0	$0	$221,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Control Persons and Principal Holders of Securities

As of February 2, 2018, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any Fund.

See Appendix B to this SAI for a list of the Principal Holders of each Fund.

INVESTMENT ADVISOR

Listed below for the portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of October 31, 2017, or as otherwise noted.

	Dollar Range of Equity	Aggregate Dollar Range of
	Securities	Equity
	in the Funds	Securities in
	Managed by the	All Registered
	Portfolio	Investment Companies in
Name of Portfolio Manager	Manager	the Fund Complex
Jeffrey Ploshnick	None	None
Benjamin McAbee	None	None

Portfolio Manager’s Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and to reflect a portfolio manager’s relative experience and contribution to the firm. Fixed-base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by the Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that the portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for the portfolio managers are the number and type of accounts managed or overseen by the portfolio managers as of October 31, 2017, or as otherwise noted.

Number of All Other
	Number of All Registered	Pooled Investment
Name of Portfolio	Investment Companies	Vehicles Managed/Total	Number of All Other Accounts
Manager	Managed/Total Assets(1)	Assets(2)	Managed/Total Assets(3)
Jeffrey Ploshnick	24/$3,910,843,143	6/$416,618,807	2/$83,605,898
Benjamin McAbee	11/$741,118,952	6/$416,618,807	2/$83,605,898

(1)              Includes assets of publicly available series of ProFunds, publicly available series of Access One Trust, and available series of ProShares Trust.

(2)              Includes assets of available series of ProShares Trust II.

(3)              Includes sub-advised registered investment companies and exchange-traded funds.

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the Funds. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients. In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any Access Person (as such term is defined under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”)) of the Advisor may make security purchases subject to the terms of the Advisor’s code of ethics, described below.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

Investment Advisory Agreement

ProFund Advisors LLC. Under an investment advisory agreement between the Advisor and the Trust dated December 15, 2004 as amended March 10, 2005, on behalf of the Funds (“Agreement” or “Advisory Agreement”), each Fund pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.75%. In addition, subject to the condition that the aggregate daily net assets of the Trust and ProFunds be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net assets in excess of $500 million to $1 billion, 0.05% of the Fund’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the Fund’s net assets in excess of $2 billion. During the fiscal year ended October 31, 2017, neither Fund’s annual investment advisory fee was subject to such reductions. The Advisor manages the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Trustees and the officers of the Funds. The Advisor bears all costs associated with providing these advisory services. The Advisor may waive fees, reimburse expenses or otherwise contribute assets to the Funds, which may affect performance. The Advisor, from its own resources, including profits from advisory fees received from the Funds, also may make substantial payments to broker-dealers and other financial institutions for their expenses in connection with the provision of administrative services and/or the distribution of the Funds’ shares. The Advisor also performs certain administrative services on behalf of the Funds pursuant to the Agreement. The Advisor has managed the Funds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose Chief Executive Officer is Michael L. Sapir, and whose Principals are Louis M. Mayberg and William E. Seale. Mr. Sapir and Mr. Mayberg may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of ProFunds.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Funds’ annual report to shareholders dated October 31, 2017.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the Funds:

The “Earned” columns in the table below include amounts due for investment advisory services provided during the specified fiscal year including amounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the Funds.

ADVISORY FEES

	2015		2016		2017
	Earned	Waived	Earned	Waived	Earned	Waived
Access Flex Bear High Yield Fund	$29,473	$29,473	$15,507	$15,507	$10,024	$10,024
Access Flex High Yield Fund	$313,798	-0-	$326,842	-0-	$262,303	-0-

For the fiscal year ended October 31, 2015, 2016 and 2017, the amounts of advisory fees waived in the chart above for certain of the Funds do not reflect the following amounts reimbursed to such Funds:

REIMBURSEMENTS

	2015	2016	2017
Access Flex Bear High Yield Fund	$347	$32,174	$20,064

The Advisor has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through February 28, 2019, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, expenses associated with investment in other funds as permitted by the then current registration statement, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows:

	Investor Class	Service Class
Access Flex Bear High Yield Fund	1.78%	2.78%
Access Flex High Yield Fund	1.78%	2.78%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver, or reimbursement.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the Funds:

	Recouped	Recouped	Recouped
	2015	2016	2017
Access Flex Bear High Yield Fund	—	—	—
Access Flex High Yield Fund	—	—	—

Management Services Agreement

The Advisor also performs certain management services, including client support and other administrative services, for the Funds under a Management Services Agreement. The Advisor is entitled to receive an annual fee, equal to 0.15% of the average daily net assets of the Funds for such services.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Advisor was entitled to, and contractually waived, management services fees in the following amounts for each of the Funds:

	2015		2016		2017
	Earned	Waived	Earned	Waived	Earned	Waived
Access Flex Bear High Yield Fund	$5,895	$5,895	$3,101	$3,101	$2,005	$2,005
Access Flex High Yield Fund	$62,760	—	$65,369	—	$52,461	—

CODE OF ETHICS

The Trust, the Advisor and ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) under Rule 17j-1 under the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, the Advisor, and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported by Access Persons on a regular basis. The Advisor’s personnel that are Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Committee is composed of employees of the Advisor. The Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Genstar Capital, a leading private equity firm that has been investing in high quality companies for more than 25 years. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Committee. The Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•	Social and Public Corporate Responsibility Issues—considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request (see below).

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between a Fund’s shareholders and the Advisor, or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which such proxies were voted.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how a Fund voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-3637, (2) on the Funds’ website at www.Profunds.com, and (3) on the SEC’s website at http://www.sec.gov.

Other Service Providers

Administrator and Fund Accounting Agent. Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank N.A. and acts as the administrator to the Funds. The Administrator provides the Funds with required general administrative services, including, but not limited to, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and other materials required to be filed or furnished by the Funds under federal and state securities laws.

The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; the Funds reimburse the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust and ProFunds. This fee ranges from 0.05% of the Trust’s and ProFunds’ average monthly net assets up to $2 billion to 0.00375% of the Trust’s and ProFunds’ average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Prior to April 1, 2015, the asset base fee range was 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the Funds’ Compliance Service Program.

For the fiscal years ended October 31, 2015, 2016 and 2017, Citi, as Administrator, was paid administration fees in the following amounts for each of the Funds:

ADMINISTRATION FEES

FYE 10/31

	2015	2016	2017
Access Flex Bear High Yield fund	$2,578	$868	$505
Access Flex High Yield Fund	$20,613	$16,897	$13,173

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.03% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis. Prior to April 1, 2015, the asset base fees ranged from 0.10% of the Trust’s and ProFunds’ average monthly net assets up to $1 billion to 0.00375% of the Trust’s and ProFunds’ average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended October 31, 2015, 2016 and 2017, Citi, as fund accounting agent, was paid fees in the following amounts for each of the Funds:

FUND ACCOUNTING FEES

FYE 10/31

	2015	2016	2017
Access Flex Bear High Yield Fund	$2,208	$1,010	$568
Access Flex High Yield Fund	$23,547	$19,621	$14,888

Until March 31, 2015, Citi also acted as transfer agent for each series of the Trust, for which Citi received additional fees. As transfer agent, Citi maintained the shareholder account records for the Funds, distributed distributions payable by the Funds, and produced statements with respect to account activity for the Funds and their shareholders.

Transfer Agent. Pursuant to a Transfer Agreement between affiliates of SunGard Investment Systems LLC and Citi, dated December 19, 2014, FIS Investor Services LLC (“FIS”) (formerly, SunGard Investor Services LLC) acts as transfer agent for each series of the Trust in exchange for fees. The principal business address of FIS is 4249 Easton Way, Suite 400 Columbus, OH 43219.

The Transfer Agent maintains the shareholder account records for the Funds, distributes dividends and distributions payable by the Funds, and produces statements with respect to account activity for the Funds and their shareholders.

The Transfer Agent also provides the Funds with certain materials required to be filed or furnished by the Funds under state securities laws.

Distributor. ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and sells shares of the Funds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Custodian. UMB Bank, N.A. acts as Custodian to the Funds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106. The Funds’ Custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Funds. For its services, the Custodian receives asset-based fees and transaction fees.

Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”) serves as the Funds’ independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. KPMG’s address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215.

Legal Counsel. Ropes & Gray LLP serves as counsel to the Trust. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DISTRIBUTION AND SERVICE (12b-1) PLANS

SERVICE CLASS SHARES

The Board of Trustees has approved a Distribution and Shareholder Services Plan under which the Funds may pay broker-dealers and investment advisers (“Authorized Firms”) up to 0.75%, on an annualized basis, of average daily net assets attributable to Service Class Shares as compensation for service and distribution-related activities (the “Service Class Plan”). In addition, under the Service Class Plan, each Fund may pay Authorized Firms up to 0.25%, on an annualized basis, of average daily net assets attributable to Service Class Shares as compensation for shareholder services. Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Service Class Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Service Class Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Shares of the applicable Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Funds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Distributor may pay all or any portion of the Distribution/Service Fee paid pursuant to the Service Class Plan (the “Distribution/Service Fee”) to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Service Class Shares, or for providing personal services to investors in Service Class Shares and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution/Service Fee as compensation for the Distributor’s services as principal underwriter of the Service Class Shares of the Fund.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the Fund regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal.

The Service Class Plan and Service Class Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Service Class Distribution and Service Agreements.

All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of the Fund. The Service Class Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of the affected Fund on not more than 60 days’ written notice to any other party to the Service Class Distribution and Service Agreements. The Service Class Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit the Funds and holders of Service Class Shares of the Funds. In the Trustees’ quarterly review of the Service Class Plan and Service Class Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals, a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended October 31, 2017, each of the following Funds paid fees under the Service Class Plan to authorized financial intermediaries, in the following amounts:

PLAN FEES

FYE 10/31/17

Service Class Paid
Access Flex Bear High Yield Fund	$1,200
Access Flex High Yield Fund	$69,266

Payments to Third Parties from the Adviser and/or the Distributor

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the Funds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the Securities Exchange Act of 1934, as amended, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and the Advisor and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Funds, providing the Funds with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or the Advisor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, other funds sponsored by the Advisor and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor or the Advisor and their affiliates.

The additional payments described above are made out of the Distributor’s or the Advisor’s (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or the Advisor or their affiliates to the financial firms that have sold significant amounts of shares of the Funds. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, the Advisor and/or their affiliates will make payments for special events such as conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

As of the date of this SAI, the Distributor and the Advisor anticipate that First Allied Securities, Inc. will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.15% of the total value of Fund shares held in its account. The Distributor and the Advisor expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this SAI are not reflected.

Representatives of the Distributor, the Advisor and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Distribution of Fund Shares to Government Sponsored Retirement Plans

The Funds do not accept purchases from any government plan or program as defined under Rule 206(4)-5(f)(8) under the Advisers Act. Specifically, the Funds will not accept, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Code, a retirement plan authorized by Section 403(b) or 457 of the Code, or any similar program or plan.

Administrative Services

The Funds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the Funds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Funds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the Funds, may enter into administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the Funds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Depending on the arrangements, the Funds and/or the Advisor may compensate such financial intermediaries or their agents directly or indirectly for such administrative services.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of a Fund that are invested in the Fund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a Fund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended October 31, 2015, 2016 and 2017, each Fund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

FYE 10/31

	2015	2016	2017
Access Flex Bear High Yield Fund	$11,430	$4,845	$2,739
Access Flex High Yield Fund	$78,745	$56,320	$60,512

For the fiscal years ended October 31, 2015, 2016 and 2017, the Advisor paid, out of its own resources, $14,192, $31,549, and $31,735 respectively, to administrative service providers.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed-income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like a total return swap or forward agreement. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e. financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares. The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a Fund during its most recent fiscal year or during the period of time since the Fund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended October 31, 2017, each of the Funds were operational during that period and neither Fund held securities of regular brokers or dealers to the Trust.

Brokerage Commissions

For the fiscal years ended October 31, 2015, 2016 and 2017 Access Flex Bear High Yield Fund paid $8,861, $3,598, and $2,932 in brokerage commissions, respectively.

For the fiscal years ended October 31, 2015, 2016 and 2017, Access Flex High Yield Fund paid $24,682, $19,143, and $11,434 in brokerage commissions, respectively.

COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. Fund expenses include, but are not limited to: the investment advisory fee, the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees, all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on July 29, 2004, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series and classify shares of a particular series of beneficial interest into one or more classes of that series.

All shares of the Trust are freely transferable. The shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, if applicable, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

TAXATION

Overview. Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, IRAs and other retirement plans, and foreign persons (as defined below)). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund. Each Fund has elected and intends to qualify and to be eligible each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this paragraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. Each Fund intends to distribute all or substantially all of such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above, unless and until the Internal Revenue Service (“IRS”) issues guidance contrary to such treatment, including retroactively; any such guidance could affect a Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.

For purposes of meeting the diversification requirement described in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification requirement described in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or further guidance by the Internal Revenue Service (“IRS”) with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to meet the diversification requirement described in (b) above.

A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for the special tax treatment accorded a RIC and its shareholders and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any taxable year, a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates, distributions from the Fund would not be deductible by the Fund in computing its taxable income, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided, in each case, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As noted above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

Each of the Funds intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain (including in connection with determining the amount available to support a Capital Gain Dividend), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss, attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary losses (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of its property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. In addition, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Funds will be able to do so.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years, and will be treated as realized on the first day of the taxable year in which it is used to reduce capital gain, without expiration; any such carryforward losses will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., net capital losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain). If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

See the Funds’ most recent annual shareholder report for the Funds’ available capital loss carryovers as of the end of their most recently ended fiscal year.

Distributions. For federal income tax purposes, distributions of investment income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions of net capital gain — that is, the excess of net long-term capital gains from the sale of investments that a Fund has owned (or is treated as having owned) for more than one year over net short-term capital losses — that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in shares, are treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Distributions attributable to the excess of net gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent that their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

Distributions by the Funds to tax-deferred or qualified plans, such as an IRA, retirement plan or corporate pension or profit sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants without regard to the character of the income earned by the qualified plan. Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.

Qualified Dividend Income. “Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Fund and shareholder level. The Funds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

Dividends-Received Deduction. In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. The Funds do not expect that a significant portion of their distributions will qualify for the dividends-received deduction.

Disposition of Shares. Upon a redemption, sale or exchange of shares of a Fund, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

Upon the redemption, sale or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Funds’ Prospectus for more information.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount (“OID”) can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. OID that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a Fund’s income, and accordingly is subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities that it otherwise would have continued to hold.

Some debt securities may be purchased by a Fund in the secondary market at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see below).

Market Discount. If a Fund purchases a debt security with a fixed maturity date of more than one year from the date of issuance in the secondary market at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with OID, a price below the debt security’s “revised issue price”), the debt security will be considered to have “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues ratably on a daily basis for each day the debt security is held by a Fund based on the number of days between the date of the Fund’s acquisition of the debt security and the debt security’s maturity date or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements.  The application of Section 451 to the accrual of market discount is currently unclear.  If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Securities Issued or Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any premium allocable to a prior period not previously deducted.

Higher-Risk Securities. Each Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Options, Futures, Forward Contracts and Swaps. Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains or losses on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses arising from certain section 1256 contracts may be ordinary in character (see “Foreign Currency Transactions” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, forward contracts and swaps undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, forward contracts, swaps (including CDS transactions), as well as any of its hedging, short sale, securities loan or similar transactions are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Constructive Sales. Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked -to -market.”

Short Sales. To the extent a Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Foreign Investments and Taxes. Income, proceeds and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. Shareholders generally will not be entitled to claim a credit or further deduction with respect to foreign taxes incurred by a Fund.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of section 1256 contracts is treated as capital gain or loss absent an election to treat foreign currency gain or loss from such contracts as ordinary in character.

To the extent that a Fund’s foreign currency gains and losses, referred to under the Code as “section 988” gains or losses, are treated as ordinary income or loss, they will increase or decrease the amount of the Fund’s investment company taxable income available (and required) to be distributed to its shareholders. If such foreign currency losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund shares. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Passive Foreign Investment Companies. The Funds may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from a sale of PFIC shares are treated as “excess distributions.” Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. If a Fund receives an excess distribution with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of the excess distribution that is allocated to years in the Fund’s holding period prior to the current taxable year (regardless of whether such portion of the excess distribution is distributed by the Fund), and an interest factor will be added to the tax imposed on amounts allocated to such prior taxable years, as if the tax had been payable on the due dates for paying taxes with respect to such prior taxable years.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these elections may result in a Fund recognizing income without a corresponding receipt of cash and accordingly require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may in turn accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Mortgage Pooling Vehicles. The Funds may invest directly or indirectly in residual interests in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, the Funds may not be a suitable investment for charitable remainder trusts (see “Unrelated Business Taxable Income” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Unrelated Business Taxable Income. Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax exempt entity that is a shareholder in the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholder at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable to CRTs in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding. Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal tax liability.

In order for a foreign investor to qualify for an exemption from backup withholding and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders.

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

In order to qualify for the withholding exemptions for interest-related and short term capital gain dividends, a foreign shareholder is required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the applicable W-8 form or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisors and, if holding Fund shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a Fund.

Certain Additional Reporting and Withholding Requirements. Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA at a rate of 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund pays to shareholders and, on or after January 1, 2019, 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Equalization Accounting. Each Fund intends to distribute its net investment income and capital gains to shareholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided that each Fund is not treated as a “personal holding company” for U.S. federal income tax purposes, each Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” reduces the amount of income and/or gains that a Fund is required to distribute as dividends to non-redeeming shareholders Tax equalization is not available to a Fund treated as a personal holding company. The amount of any undistributed income and/or gains is reflected in the value of a Fund’s shares. The total return on a shareholder’s investment will generally not be reduced as a result of a Fund’s use of this practice.

Tax Shelter Disclosure. Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation. The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks, other financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services and Dominion Bond Rating Services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Funds included in the 2017 Annual Report to Shareholders are incorporated herein by reference to the Trust’s Annual Report, such Financial Statements having been audited by KPMG LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to Access One Trust, c/o Transfer Agent, 4249 Easton Way, Suite 400, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

S&P Global Ratings (“S&P).

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Moody’s Investors Service (“Moody’s”).

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Investor Services (“Fitch’s”).

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•                  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•                  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•                  Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•                  the selective payment default on a specific class or currency of debt;

•                  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•                  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•                  execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Dominion Ratings Services of Canada (“DBRS”).

AAA — Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA — Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A — Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB — Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB — Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B — Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C — Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D — When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

DESCRIPTION OF S&P’S MUNICIPAL SHORT TERM NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. Notes rated SP-2 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Notes rated SP-3 have a speculative capacity to pay principal and interest.

DESCRIPTION OF MOODY’S SHORT TERM OBLIGATION RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. The MIG scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG. Loans bearing the designation MIG-1 are of superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 are of strong credit quality. Margins of protection are ample, although not as large as in the preceding group. Loans bearing the designation MIG-3 are of acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. Loans bearing the designation VMIG-1are of superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. Loans bearing the designation VMIG-2 are of strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. Loans bearing the designation VMIG-3 are of acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. Variable rate loans bearing the designation SG are of speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P SHORT-TERM ISSUE CREDIT RATINGS:

A short-term obligation rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. It is rated the highest category by S&P Global Ratings. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

DESCRIPTION OF MOODY’S GLOBAL SHORT-TERM RATINGS:

The rating Prime-1 is the highest short-term rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term debt obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S SHORT-TERM RATINGS:

F-1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA —SHORT-TERM DEBT RATINGS:

The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. Particular ratings categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high) — Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events. R-1 (middle) — Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) — Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB — While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B — Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC — Issues rated “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC — “CC” is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D — Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “LC.”

A rating in the long term debt categories may include a plus (+) or minus (-) to indicate where within the category the issue is placed.

APPENDIX B

PRINCIPAL HOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a Fund:

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

111 - ACCESS FLEX BEAR HIGH YIELD-INV

CHARLES SCHWAB & CO., INC.
211 MAIN STREET
SAN FRANCISCO CA 94105	4,122.975	26.44%

TD AMERITRADE CLEARING, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	3,196.366	20.50%

NATIONAL FINANCIAL SERVICES LLC
NEWPORT OFFICE CENTER III 5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY NJ 07310	2,972.485	19.06%

141 - ACCESS FLEX BEAR HIGH YIELD-SVC

MATRIX TRUST CO AS AGENT FOR
NTC CO CUSTODIAN FBO
KEITH P JOHNSTON 403B
PO BOX 5508
DENVER CO 80217	3,744.490	78.57%

TD AMERITRADE CLEARING, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	461.000	9.67%

HILLTOP SECURITIES INC.
1201 ELM STREET
SUITE 3500	328.483	6.89%
DALLAS TX 75270

110 - ACCESS FLEX HIGH YIELD-INV

CHARLES SCHWAB & CO., INC.
211 MAIN STREET
SAN FRANCISCO CA 94105	364,235.921	48.61%

NATIONAL FINANCIAL SERVICES LLC
NEWPORT OFFICE CENTER III 5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY NJ 07310	93,670.871	12.50%

140 - ACCESS FLEX HIGH YIELD-SVC

RENAISSANCE CHARITABLE FOUNDATION INC
RUTH & HOWARD JACOBSON FAMILY FUND
GREGORY W BAKER
8910 PURDUE RD SUITE 555
INDIANAPOLIS IN 46268	26,631.270	17.24%

JESS ARAUJO IRA
930 AVENIDA SALVADOR
SAN CLEMENTE CA 92672	19,164.094	12.40%

JOHN A MONTEVIDEO IRA
113 VIA ENSUENO
SAN CLEMENTE CA 926722456	15,515.370	10.04%

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

ACCESS ONE TRUST

PART C. OTHER INFORMATION

Item. 28.	Exhibits

(a)	Amended and Restated Declaration of Trust of Registrant — (1)

(b)	By-laws of Registrant, dates as of October 28, 1997— (1)

(c)(1)	Article 4 (Beneficial Interest) and Article 7 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Declaration of Trust of Registrant — (1)

(c)(2)	Article V (Meetings of Shareholders) and Article VI (Shares in the Trust) of the By-laws of Registrant — (1)

(d)(1)	Amended Investment Advisory Agreement, dated as of March 10, 2005, between Registrant and ProFund Advisors LLC — (9)

(d)(2)	Schedule A, dated as of December 14, 2006, to Amended Investment Advisory Agreement, dated as of March 10, 2005, between Registrant and ProFund Advisors LLC — (3)

(e)(1)	Distribution Agreement dated February 29, 2008 between Registrant and ProFunds Distributors, Inc. — (6)

(e)(2)	Form of ProFunds Distributors, Inc. Dealer Agreement for Investor Class Shares — (3)

(e)(3)	Form dated as of August 29, 2006 of ProFunds Distributors, Inc. Shareholder Services Agreement for Non-FINRA Members — (3)

(e)(4)	Form dated as of August 29, 2006 of ProFunds Distributors, Inc. Distribution and Shareholder Services Agreement for FINRA Registered Members — (3)

(f)	Not applicable.

(g)(1)	Custody Agreement, dated as of November 6, 1997, between ProFunds and UMB Bank, N.A. (“UMB”), as Amended on December 15, 2004 (the “Amended Custody Agreement”) — (1)

(g)(2)	Amendment dated March 10, 2005 to the Amended Custody Agreement, dated December 15, 2004, between ProFunds and UMB — (3)

(g)(3)	Appendix B, dated December 14, 2006, to the Amended Custody Agreement, dated March 10, 2005, between ProFunds and UMB — (3)

(g)(4)	Schedule of Fees for Domestic Custody Services, effective April 1, 2015, under the UMB Bank Custody Agreement (12)

(h)(1)	Administration Agreement, dated as of January 1, 2004, between ProFunds and BISYS Fund Services Limited Partnership (“BISYS”) — (3)

(h)(1)(i)	Schedule A to Amended Administration Agreement, dated December 14, 2006, by and among ProFunds, Registrant and BISYS — (3)

(h)(2)	Amendment No. 1, dated as of October 5, 2004, to Administration Agreement, dated as of January 1, 2004, between ProFunds and BISYS — (3)

(h)(3)

Amendment No. 2, dated December 15, 2004, to Amended Administration Agreement, dated as of January 1, 2004 and Amended as of October 5, 2004, between ProFunds and BISYS, adding Registrant as a party thereto — (3)

(h)(4)	Amendment No. 3, dated as of December 16, 2005, to the Amended Administration Agreement, dated December 15, 2004, by and among ProFunds, BISYS and Registrant — (3)

(h)(5)

Amendment No. 4, dated as of December 11, 2007, to the Amended Administration Agreement, dated December 15, 2004, by and among ProFunds, Citi Fund Services Ohio, Inc. (“Citi”) (assignee of BISYS) and Registrant — (4)

(h)(6)	Amendment to the Administration Agreement between ProFunds, Access One Trust and Citi Fund Services Ohio, Inc., dated April 1, 2015 (12)

(h)(7)	Fund Accounting Agreement, dated as of January 1, 2004, between ProFunds and BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) — (3)

(h)(7)(i)	Schedule A, dated as of September 19, 2007, to Amended Fund Accounting Agreement, dated December 15, 2004, by and among ProFunds, BISYS Ohio and Registrant — (4)

(h)(8)	Amendment No. 1, dated December 15, 2004, to Fund Accounting Agreement between ProFunds and BISYS Ohio, dated as of January 1, 2004, adding Registrant as a party thereto — (3)

(h)(9)	Amendment No. 2, dated December 11, 2007, to Fund Accounting Agreement between ProFunds and Citi (formerly BISYS Ohio), dated as of January 1, 2004, adding Registrant as a party thereto — (4)

(h)(10)	Amendment to the Fund Accounting Agreement between ProFunds, Access One Trust and Citi Fund Services Ohio, Inc., dated April 1, 2015 (12)

(h)(10)(i)	Transfer Agency Agreement by and among Registrant and BISYS Ohio, dated as of January 1, 2007 — (3)

(h)(10)(ii)	Consent to Assignment of Transfer Agency Agreement by and among ProFunds, Access One Trust, ProFunds Distributors, Inc. and Citi Fund Services Ohio, Inc., dated April 1, 2015 (12)

(h)(11)	Amended and Restated Management Services Agreement, dated as of May 1, 2008, between Registrant and ProFund Advisors — (5)

(h)(12)	Amended Expense Limitation Agreement, dated March 10, 2005, between Registrant and ProFund Advisors LLC — (3)

(h)(13)	Schedule A to the Expense Limitation Agreement effective February 28, 2018 to February 28, 2019 (14)

(i)	Opinion and Consent of Counsel — (14)

(j)	Consent of Independent Registered Public Accounting Firm — (14)

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Distribution and Shareholder Services Plan for Service Class Shares — (1)

(m)(2)	VP Distribution and Shareholder Services Plan — (2)

(n)(1)	Amended and Restated Multiple Class Plan, dated as of December 1, 2010 — (7)

(o)	Not applicable.

(p)(1)	Amended and Restated Combined Code of Ethics of the Registrant, ProFunds, ProShares Trust, ProFund Advisors LLC, ProShare Advisors LLC and ProFunds Distributors, Inc., dated September 12, 2016 — (13)

(p)(2)	Code of Ethics of Citi Fund Services, Inc. and Citi Fund Services Ohio, Inc., dated as of January 1, 2016 — (12)

(q)(1)	Power of Attorney for Michael Wachs — (12)

(q)(2)	Power of Attorney for Russell S. Reynolds, III — (12)

(q)(3)	Power of Attorney for Michael L. Sapir — (12)

(q)(4)	Power of Attorney for William D. Fertig — (12)

(1)	Previously filed on December 10, 2004 as part of Pre-Effective Amendment No. 2 and incorporated herein by reference.
(2)	Previously filed on December 17, 2004 as part of Pre-Effective Amendment No. 3 and incorporated herein by reference.
(3)	Previously filed on February 26, 2007 as part of Post-Effective Amendment No. 14 and incorporated herein by reference.
(4)	Previously filed on February 28, 2008 as part of Post-Effective Amendment No. 16 and incorporated herein by reference.
(5)	Previously filed on February 27, 2009 as part of Post-Effective Amendment No. 18 and incorporated herein by reference.
(6)	Previously filed on April 30, 2010 as part of Post-Effective Amendment No. 23 and incorporated herein by reference.
(7)	Previously filed on February 28, 2011 as part of Post-Effective Amendment No. 24 and incorporated herein by reference.
(8)	Previously filed on February 28, 2012 as part of Post-Effective Amendment No. 28 and incorporated herein by reference.
(9)	Previously filed on February 25, 2014 as part of Post-Effective Amendment No. 36 and incorporated herein by reference.
(10)	Previously filed on April 28, 2014 as part of Post-Effective Amendment No. 38 and incorporated herein by reference.
(11)	Previously filed on February 26, 2015 as part of Post-Effective Amendment No. 40 and incorporated herein by reference.
(12)	Previously filed on February 26, 2016 as part of Post-Effective Amendment No. 44 and incorporated herein by reference.
(13)	Previously filed on February 28, 2017 as part of Post-Effective Amendment No. 48 and incorporated herein by reference.
(14)	Filed herewith.

ITEM 29. Persons Controlled By or Under Common Control With Registrant.

None.

ITEM 30. Indemnification

Reference is made to Article Eight of the Registrant’s Declaration of Trust which is incorporated by reference herein.

The Registrant (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated July 29, 2004 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”). Each Covered Person shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses including but not limited to amounts paid in satisfaction of judgments, in compromise or fines and penalties, and counsel fees reasonably incurred or paid by him in connection with the defense or disposition of any claim, action, suit or proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he becomes or may have become involved as a party or otherwise or with which he becomes or may have become threatened by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of Section 8.5.2 of the Declaration of Trust) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.6 of the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust including counsel fees so incurred by any Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification under Section 8.5 of the Declaration of Trust.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

I A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(d) “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(e) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

ITEM 31. Business and Other Connections of Investment Adviser

ProFund Advisors LLC is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Reference is made to the caption “ProFunds Management” in the Prospectuses constituting Part A which is incorporated herein by reference and “Management of ProFunds Trust” in the Statement of Additional Information constituting Part B which is incorporated herein by reference. The information as to the directors and officers of ProFund Advisors LLC is set forth in ProFund Advisors LLC’s Form ADV filed with the Securities and Exchange Commission on July 3, 1997 and amended through July 27, 2011.

ITEM 32. Principal Underwriter

Item 32(a)

The following lists the names of each investment company for which the Trust’s principal underwriter, ProFunds Distributors, Inc., a wholly-owned subsidiary of ProFund Advisors LLC, acts as a principal underwriter:

ProFunds

Access One Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. The Distributor has its main address at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Item 32(b) Information about the directors and officers of ProFunds Distributors Inc. (“PDI”) is as follows:

All directors’ and officers’ addresses are 7501 Wisconsin Ave, Bethesda, MD 20814.

Name	Position with PDI
Michael L. Sapir	Director
William E. Seale	Director
Louis M. Mayberg	Director
Don R. Roberson	President
Richard M. Morris	Chief Legal Officer
Victor M. Frye	Secretary and Chief Compliance Officer
Kerry T. Moore	Treasurer

Item 32(c) Not Applicable

ITEM 33. Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1)	ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

(2)	ProFunds Distributors, Inc., 7501 Wisconsin Avenue. Suite 1000, Bethesda, Maryland (records relating to its function as Distributor);

(3)	Citi Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston,

Massachusetts 02110 (official records of the Trust and records produced by Citi Fund Services, Ohio, Inc. in its role as administrator and fund accountant);

(4)	FIS Investor Services LLC, 4249 Easton Way, Suite 400 Columbus, OH 43219 (official records of the Trust and records produced by FIS Investor Services LLC, in its role as transfer agent); and

(5)	UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each series of the Trust (records relating to its function as Custodian).

ITEM 34. Management Services

Not Applicable

ITEM 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Access One Trust certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on February 28, 2018.

ACCESS ONE TRUST

/s/ Todd B. Johnson
Todd B. Johnson, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Michael L. Sapir	Trustee, Chairman	February 28, 2018
Michael L. Sapir*

/s/ Russell S. Reynolds, III	Trustee	February 28, 2018
Russell S. Reynolds, III*

/s/ Michael C. Wachs	Trustee	February 28, 2018
Michael C. Wachs*

/s/ William D. Fertig	Trustee	February 28, 2018
William D. Fertig*

/s/ Todd B. Johnson	President	February 28, 2018
Todd B. Johnson

/s/ Christopher E. Sabato	Treasurer	February 28, 2018
Christopher E. Sabato

*By:	/s/ Richard F. Morris
Richard F. Morris
As Attorney-in-fact
February 28, 2018

Exhibit Index

ITEM NUMBER	ITEM

(h)(13)	Schedule A to the Expense Limitation Agreement effective February 28, 2018 to February 28, 2019

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm